UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05845

Invesco Senior Loan Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Glenn Brightman 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713)
626-1919
Date of fiscal year end: February 28
Date of reporting period: February 28, 2026

Item 1. Reports to Stockholders.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule
30e-1
under the Investment Company Act of 1940, as amended (the “Act”) is as follows:
(b) Not applicable.

Annual Report to Shareholders	February 28, 2026
Invesco Senior Loan Fund
Nasdaq: A: VSLAX ∎ C: VSLCX ∎ Y: VSLYX ∎ IB: XPRTX ∎ IC: XSLCX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
5	Supplemental Information
7	Consolidated Schedule of Investments
25	Consolidated Financial Statements
29	Consolidated Financial Highlights
30	Notes to Consolidated Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2026, Class A shares of Invesco Senior Loan Fund (the Fund), at net asset value (NAV), outperformed the S&P UBS Leveraged Loan Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/25 to 2/28/26, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end
sales charges, which would have reduced performance.

Class A Shares	4.74%
Class C Shares	3.78
Class Y Shares	4.82
Class IB Shares	5.01
Class IC Shares	4.66
S&P UBS Leveraged Loan Index ▼	3.88

Source(s): ▼ Bloomberg LP

Market conditions and your Fund
During the fiscal year covered by this report, senior loans compared favorably with longer-duration areas of the credit markets at various points, benefiting from meaningfully lower interest-rate sensitivity and steadier return patterns.
1,2,3,4
Loan returns were supported by robust coupon income, with yields remaining elevated throughout the fiscal year, including 7.86% at 2025 year-end
and 8.38% by February 2026,
1
as markets continued to price in a
higher-for-longer
rate environment.
 Over the fiscal year, the loan market navigated distinct shifts in sentiment. Following the volatility associated with tariff developments in early April 2025,
4
secondary trading conditions improved as market participants absorbed the initial shock and as corporate fundamentals remained stable. Through mid-2025,
loan market activity reflected healthy demand from institutional investors,
5
steady refinancing activity, and borrower earnings that generally kept pace with higher interest burdens.
6
Late in the calendar year, however, certain cyclical sectors, including chemicals and housing, faced pressure as end-market
softness and cost dynamics weighed on sentiment.
6
 Early 2026 brought another bout of volatility driven by concerns around potential artificial intelligence-related disruption. These pressures were most visible in the software industry, where loan prices declined more sharply than the rest of the market. In February, the weighted-average bid for performing software loans fell by 392 basis points (bps) to 87.64 bps compared with a 75 bps decline to 96.12 bps for performing
non-software
loans.
6
This divergence highlighted how sector-specific narratives influenced trading levels even as overall credit conditions remained manageable.
 Despite episodic volatility, core credit metrics remained relatively stable during the fiscal year. The trailing
12-month
par-weighted
default rate remained below long-term averages, fluctuating over the course of the fiscal year and ending modestly higher at 1.23% in December 2025, 1.29% in the following January, and 1.38% in February.
6
The percentage of loans trading below $80 increased from 4.34% in December to 6.43% by February,
6
after remaining near multi-year lows for much of
mid-2025,
reflecting broader market repricing but not a widespread deterioration in borrower fundamentals. Throughout the fiscal year, loan issuers generally maintained balanced liquidity positions and continued to refinance near-term maturities as market windows allowed.
6
 Mergers and acquisitions (M&A) and leveraged buyout (LBO) activity remained inconsistent,
5
which, combined with steady institutional participation
4
and collateralized loan obligation (CLO) issuance, supported healthy demand for loans.
 After three rate cuts in 2025
4
and a pause at the US Federal Reserve’s (the Fed’s) January 2026 meeting,
4
we expect that the pace of additional easing may be more measured given evolving geopolitical developments.
4
Issuer fundamentals remained generally stable
6
over the prior fiscal year and loan income levels ended the period at elevated levels.
1
Given the price of senior loans at the end of the fiscal year, they provided an
8.38% yield
1
(represented by the yield to three-year life).
 During the fiscal year, the Fund employed leverage, which allowed us to enhance the Fund’s yield while keeping credit standards high relative to the benchmark. As of the close of the fiscal year, leverage accounted for approximately 11% of the Fund’s total assets. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs also would decline.) For more information about the Fund’s use of leverage and the associated risks, see the Notes to Consolidated Financial Statements later in this report.
 During the fiscal year ended February 28, 2026,
RJO Holdings
,
McDermott International
, and
My Alarm Center
were the largest contributors to the Fund’s relative performance as compared to the benchmark, while
Newlife Forest Restoration
,
Ascend Performance Materials Operations
, and
Trinseo Materials
were the largest detractors from relative Fund performance. On an industry basis, relative to the benchmark, the financial, service, and energy industries provided the largest relative return, while chemicals, forest products/ containers, and healthcare industries were the largest detractors from relative returns. We exited our position in Trinseo Materials, RJO Holdings went through an acquisition and neither were held by fiscal year end.
 In managing the Fund, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold. We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.
 The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit

2	Invesco Senior Loan Fund

spread over a reference rate. Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as the reference rate changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.
 We monitor interest rates, the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.
 As always, we appreciate your continued participation in Invesco Senior Loan Fund.

1	Source: S&P UBS Leveraged Loan Index

2	Source: Morningstar LSTA US Leveraged Loan Index

3	Source: Bloomberg US Corporate High Yield Bond Index

4	Source: Bloomberg LP

5	Source: JP Morgan

6	Source: PitchBook Data, Inc.

Portfolio manager(s):
Scott Baskind
Tom Ewald
Philip Yarrow
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report

3	Invesco Senior Loan Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/29/16

1 Source: Bloomberg LP
*The Fund’s oldest share class (IB shares) does not have a sales charge; therefore, the second-oldest share class with a sales charge (Class A) is also included in the chart.

Past performance cannot guarantee future results.
 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees;
performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 2/28/26, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	3.75%
10 Years	5.60
5 Years	4.52
1 Year	1.35

Class C Shares
Inception (2/18/05)	3.15%
10 Years	5.17
5 Years	4.39
1 Year	2.82

Class Y Shares
Inception (11/8/13)	4.64%
10 Years	6.23
5 Years	5.43
1 Year	4.82

Class IB Shares
Inception (10/4/89)	4.91%
10 Years	6.23
5 Years	5.46
1 Year	5.01

Class IC Shares
Inception (6/13/03)	4.44%
10 Years	6.05
5 Years	5.27
1 Year	4.66
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end
performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
 Class A share performance reflects the maximum 3.25% sales charge. Class A shares have no early withdrawal charges, except that an early withdrawal charge of 1.00% may be imposed on certain repurchases of Class A shares made by the Fund within eighteen months of purchase upon which a sales charge was not paid; such charge is not reflected in the returns shown above. Class C share performance reflects a maximum early withdrawal charge of 1% for the first year after purchase. Class IB shares and Class IC shares are not continuously offered. Class Y, Class IB and Class IC shares do not have a front-end
sales charge or a CDSC, therefore performance is at net asset value. Class Y, Class IB and Class IC shares do not have early withdrawal charges.
 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Senior Loan Fund

Supplemental Information
Invesco Senior Loan Fund’s investment objective is to seek to provide a high level of current income, consistent with preservation of capital.
∎
Unless otherwise stated, information presented in this report is as of February 28, 2026, and is based on total net assets.
∎
Unless otherwise noted, all data is provided by Invesco.
∎
To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report
∎	The S&P UBS Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.
∎
The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎
A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Senior Loan Fund

Fund Information

Portfolio Composition*

By credit quality	% of total investments

BBB-	0.32%
BB+	1.93
BB	4.72
BB-	8.51
B+	12.74
B	29.55
B-	15.85
CCC+	4.99
CCC	3.70
CCC-	0.49
D	0.12
Non-Rated	9.15
Equity	7.93

*
Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-
Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers

		% of total net assets
1.	NAS LLC (d.b.a. Nationwide Marketing Group)	2.45%
2.	Spin Holdco, Inc.	1.63
3.	Proampac PG Borrower LLC	1.20
4.	Florida Food Products LLC	1.16
5.	Monitronics International, Inc.	1.05
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Data presented here are as of February 28, 2026.

6	Invesco Senior Loan Fund

Consolidated Schedule of Investments
February 28, 2026

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Variable Rate Senior Loan Interests–100.80% (b)(c)
Aerospace & Defense–2.91%
Brown Group Holding LLC (Signature Aviation US Holdings, Inc.) Incremental Term Loan B-2 (3 mo. Term SOFR + 2.50%)	6.17%	07/01/2031	$584	$586,356

Term Loan (1 mo. Term SOFR + 2.50%)	6.17%	07/01/2031	181	181,587

CACI International, Inc., Term Loan B (d)	–	02/25/2033	686	686,225

Element Materials Tech Group, Inc., Term Loan (3 mo. Term SOFR + 3.68%)	7.35%	07/06/2029	65	65,561

Fairbanks Morse Defense (Arcline FM Holding LLC), Term Loan B (d)	–	06/23/2030	129	129,635

Gogo Intermediate Holdings LLC, Term Loan (1 mo. Term SOFR + 3.75%)	7.54%	04/30/2028	478	397,668

KKR Apple Bidco LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	09/23/2031	527	527,580

OneSky Flight LLC, Term Loan B (1 mo. Term SOFR + 2.75%) (e)	6.40%	02/04/2033	400	399,618

PennAero (Takeoff Buyer, Inc.) Delayed Draw Term Loan (f)	0.00%	02/04/2033	32	32,223

Term Loan B (d)	-	02/04/2033	201	201,394

Propulsion (BC) Newco LLC (aka ITP Aero) (Spain), Term Loan (3 mo. Term SOFR + 2.50%)	6.17%	11/30/2032	1,043	1,044,469

Rand Parent LLC, Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	03/17/2030	1,308	1,310,361

Titan Acquisition Holdings L.P. Delayed Draw Term Loan	0.00%	03/24/2026	19	18,761

Delayed Draw Term Loan (f)	0.00%	03/24/2026	1	1,198

TransDigm, Inc. Term Loan J (1 mo. Term SOFR + 2.50%)	6.17%	02/28/2031	342	341,990

Term Loan K (1 mo. Term SOFR + 2.25%)	5.92%	03/22/2030	3,084	3,084,509

Term Loan M (1 mo. Term SOFR + 2.50%)	6.17%	08/19/2032	165	165,514

				9,174,649

Air Transport–1.46%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	04/20/2028	3,157	3,157,352

Air Canada (Canada), Term Loan B (3 mo. Term SOFR + 1.75%)	5.42%	03/21/2031	58	57,987

American Airlines, Inc., Term Loan B (3 mo. Term SOFR + 2.25%)	6.00%	02/15/2028	264	263,683

Stonepeak Nile Parent LLC, Term Loan B-1 (3 mo. Term SOFR + 2.25%)	5.92%	04/11/2032	1,131	1,130,108

				4,609,130

Automotive–3.68%
Adient PLC, Term Loan B-2 (1 mo. Term SOFR + 2.00%)	5.67%	01/31/2031	654	653,834

Autokiniton US Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.11%)	7.79%	04/06/2028	405	403,827

Belron Group S.A. (United Kingdom), Term Loan B (3 mo. Term SOFR + 2.00%)	5.66%	10/16/2031	1,518	1,520,462

Highline Aftermarket Acquisition LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	02/15/2030	1,539	1,543,080

Lippert Components, Inc., Term Loan (1 mo. Term SOFR + 2.25%) (e)	5.92%	03/25/2032	567	570,600

LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC), Term Loan B-1 (3 mo. Term SOFR + 2.50%)	6.17%	04/23/2031	1,517	1,518,066

Madison Safety & Flow LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	09/26/2031	349	349,730

Mavis Tire Express Services Topco Corp., Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	05/04/2028	2,412	2,409,643

OPENLANE, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.14%	10/01/2032	470	470,876

Paint Intermediate III LLC (Wesco Group), Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	10/09/2031	455	455,701

Panther BF Aggregator 2 L.P. (Power Solutions, Clarios POWSOL), Term Loan (1 mo. Term SOFR + 2.50%)	6.17%	05/06/2030	698	697,068

PowerStop LLC, Term Loan B (6 mo. Term SOFR + 4.85%)	8.48%	01/24/2029	611	514,400

Project Boost Purchaser LLC, Term Loan (3 mo. Term SOFR + 2.75%)	6.42%	07/16/2031	497	475,565

Wand NewCo 3, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	01/30/2031	39	38,682

				11,621,534

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Beverage & Tobacco–0.74%
AI Aqua Merger Sub, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	07/31/2028	$2,127	$2,120,669

City Brewing Co. LLC
First Lien Term Loan (3 mo. Term SOFR + 7.00%) (e)	10.67%	09/30/2030	693	103,913

Term Loan (3 mo. Term SOFR + 7.00%) (e)	10.67%	09/30/2030	228	102,676

Savor Acquisition, Inc. (Sauer Brands), Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	02/04/2032	20	19,653

				2,346,911

Brokers, Dealers & Investment Houses–1.93%
Ascensus Group Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	11/24/2032	625	611,487

Creative Planning (CPI Holdco B LLC), Incremental Term Loan (1 mo. Term SOFR + 2.00%)	5.67%	05/17/2031	2,118	2,100,941

Envestnet, Inc. (BCPE Pequod Buyer, Inc), Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	11/25/2031	665	645,737

EP Wealth Advisors LLC, Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	10/06/2032	263	262,139

GC Ferry Acquisition I, Inc. (First Eagle Investment Management LLC)
Delayed Draw Term Loan (f)	0.00%	08/16/2032	223	218,808

Term Loan B (1 mo. Term SOFR + 3.50%)	7.17%	08/16/2032	1,308	1,281,590

Orion US Finco (OSTTRA)
Second Lien Term Loan B (3 mo. PRIME + 5.50%)	9.15%	10/10/2033	194	193,343

Term Loan B (3 mo. Term SOFR + 3.50%)	7.15%	10/08/2032	576	566,996

Victory Capital Operating LLC (Victory Capital Management), Term Loan (3 mo. Term SOFR + 2.00%)	5.67%	09/15/2032	224	223,928

				6,104,969

Building & Development–5.45%
Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.17%	05/28/2030	898	900,920

Chariot Buyer LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	09/08/2032	1,335	1,332,369

Construction Partners, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	10/29/2031	508	511,211

Empire Today LLC
Term Loan (3 mo. Term SOFR + 5.26%) (Acquired 11/18/2024-06/25/2025; Cost $1,704,519) (e)(g)	8.93%	08/03/2029	2,292	1,373,302

Term Loan A (3 mo. Term SOFR + 5.76%) (Acquired 11/18/2024-06/25/2025; Cost $623,480) (e)(g)	9.43%	08/03/2029	684	653,908

Term Loan B (3 mo. Term SOFR + 5.76%) (Acquired 11/18/2024-06/25/2025; Cost $664,636) (e)(g)	9.43%	08/03/2029	676	645,701

Gibraltar Industries, Term Loan B (1 mo. Term SOFR + 2.75%) (e)	8.00%	01/29/2033	326	327,067

Green Infrastructure Partners (Canada), Term Loan (3 mo. Term SOFR + 2.75%)	6.42%	09/17/2032	556	556,505

Gulfside Supply, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	06/17/2031	435	403,182

Icebox Holdco III, Inc.
First Lien Term Loan (3 mo. Term SOFR + 3.25%)	6.92%	12/22/2031	998	1,002,101

Second Lien Term Loan (3 mo. Term SOFR + 6.50%)	10.17%	12/22/2032	303	305,337

Interior Logic Group, Inc. (Signal Parent), Term Loan B (3 mo. Term SOFR + 3.60%) (Acquired 09/11/2023-10/17/2023; Cost $944,661) (g)	7.27%	04/01/2028	1,036	762,749

IPS Corp./CP Iris Holdco
Delayed Draw Term Loan (f)	0.00%	10/27/2032	106	105,875

Term Loan B (1 mo. Term SOFR + 4.00%)	7.67%	10/18/2032	1,149	1,145,376

Janus International Group, LLC, Term Loan B (3 mo. Term SOFR + 2.00%)	5.66%	08/03/2030	308	307,438

Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.25%)	7.92%	04/29/2029	1,130	760,120

Pinnacle Buyer LLC (Summit Cos.)
Delayed Draw Term Loan (f)	0.00%	10/01/2032	115	115,589

Term Loan B (3 mo. Term SOFR + 2.50%)	6.16%	10/15/2032	598	599,559

Pye-Barker Fire and Safety LLC
Delayed Draw Term Loan (f)	0.00%	12/16/2032	169	169,194

Term Loan B (3 mo. Term SOFR + 2.50%)	6.20%	12/09/2032	1,130	1,132,296

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Building & Development–(continued)
Quikrete Holdings, Inc.
Term Loan B (1 mo. Term SOFR + 2.25%)	5.92%	03/19/2029	$519	$519,539

Term Loan B (1 mo. Term SOFR + 2.25%)	5.92%	02/15/2032	1,278	1,278,450

Term Loan B-1 (1 mo. Term SOFR + 2.25%)	5.92%	04/14/2031	1,010	1,010,818

QXO/Beacon Roofing, Term Loan B (1 mo. Term SOFR + 2.00%)	5.67%	04/30/2032	516	516,511

TAMKO Building Products LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	6.42%	09/20/2030	346	346,930

Tecta America Corp., Term Loan (1 mo. Term SOFR + 2.75%)	6.42%	02/18/2032	413	413,490

				17,195,537

Business Equipment & Services–11.28%
AlixPartners LLP, Term Loan B (1 mo. Term SOFR + 2.00%)	5.67%	08/12/2032	422	416,832

Allied Universal Holdco LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	08/20/2032	1,916	1,919,359

Azuria Water Solutions, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	05/17/2028	448	444,850

Cloud Software Group, Inc.
Term Loan B (3 mo. Term SOFR + 3.25%)	6.92%	08/09/2032	362	337,374

Term Loan B-2 (3 mo. Term SOFR + 3.25%)	6.92%	03/21/2031	714	665,545

Constant Contact, Inc.
Second Lien Term Loan (3 mo. Term SOFR + 7.76%)	11.43%	02/12/2029	587	485,289

Term Loan (3 mo. Term SOFR + 4.26%)	7.93%	02/10/2028	2,156	1,879,146

Garda World Security Corp. (Canada), Term Loan (3 mo. Term SOFR + 2.75%)	6.42%	02/01/2029	3,016	3,015,449

GI Revelation Acquisition LLC, Term Loan B-4 (1 mo. Term SOFR + 3.75%)	7.42%	05/12/2028	2,584	2,064,994

Heron BidCo, LLC (Heidrick & Struggles International Inc), Term Loan B (3 mo. Term SOFR + 4.00%)	7.74%	12/10/2032	860	859,160

Learning Care Group (US) No. 2, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	7.67%	08/11/2028	732	580,712

Monitronics International, Inc., DIP Term Loan A (3 mo. Term SOFR + 7.76%) (Acquired 06/30/2023-02/16/2024; Cost $3,323,527) (e)(g)	11.43%	06/30/2028	3,322	3,320,327

NAS LLC (d.b.a. Nationwide Marketing Group)
Revolver Loan (e)(h)	0.00%	05/15/2026	334	333,838

Revolver Loan (e)(f)	0.00%	05/15/2026	180	179,759

Term Loan (e)(h)	0.00%	05/15/2026	4,793	4,793,207

Term Loan (e)(h)	0.00%	05/15/2026	1,664	1,664,153

Term Loan (e)(h)	0.00%	05/15/2026	911	910,577

OCM System One Buyer CTB LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.17%	03/02/2028	939	939,483

Orchid Merger Sub II LLC, Term Loan (1 mo. Term SOFR + 4.85%) (Acquired 11/12/2021-01/05/2022; Cost $1,305,885) (g)	8.52%	07/27/2027	1,329	642,723

Project Dragon (Voyix Digital Banking), Term Loan B (3 mo. Term SOFR + 2.75%)	6.42%	09/30/2031	869	768,715

Prometric Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	7.42%	06/25/2032	738	737,937

Ryan LLC (Ryan Tax), Term Loan (1 mo. Term SOFR + 3.50%)	7.17%	11/05/2032	1,751	1,697,214

Socotec (Holding SAS) (France), Term Loan (1 mo. Term SOFR + 2.75%)	6.42%	06/02/2031	217	217,804

Spin Holdco, Inc.
Term Loan (3 mo. Term SOFR + 4.26%)	7.93%	09/04/2030	4,903	3,844,405

Term Loan B (3 mo. Term SOFR + 5.43%)	9.10%	09/28/2030	1,255	1,286,776

team.blue Finco S.a.r.l. (Netherlands), Term Loan (3 mo. Term SOFR + 3.25%) (e)	6.92%	07/12/2032	155	133,717

Thermostat Purchaser III, Inc., Term Loan B (3 mo. Term SOFR + 4.25%)	7.92%	08/31/2028	398	393,664

UnitedLex Corp., Term Loan (e)(i)	0.00%	03/20/2027	512	384,068

VFS Global (Switzerland), Term Loan B (6 mo. Term SOFR + 2.50%)	6.29%	10/07/2032	707	707,653

				35,624,730

Cable & Satellite Television–2.63%
Altice Financing S.A. (Altice-Int’l) (Luxembourg)
Incremental Term Loan (3 mo. EURIBOR + 5.00%)	7.02%	10/31/2027	EUR 276	243,333

Term Loan (3 mo. Term SOFR + 5.00%)	8.67%	10/31/2027	197	145,878

Term Loan B (3 mo. EURIBOR + 5.00%)	7.02%	10/31/2027	EUR 445	392,587

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Cable & Satellite Television–(continued)
Atlantic Broadband Finance LLC (Cogeco) Incremental Term Loan B-5 (1 mo. Term SOFR + 2.61%)	6.29%	09/01/2028		$76	$71,164

Term Loan B-1 (1 mo. Term SOFR + 3.20%)	6.92%	09/18/2030		826	770,509

SFR-Numericable (YPSO, Altice France) (France)
Term Loan B-11 (3 mo. Term SOFR + 4.13%)	7.80%	04/30/2028		86	85,959

Term Loan B-13 (3 mo. Term SOFR + 5.38%)	9.05%	05/14/2029		392	390,871

Term Loan B-14 (3 mo. EURIBOR + 6.88%)	8.89%	05/31/2031	EUR	758	904,361

Telenet - LG, Term Loan AR (1 mo. Term SOFR + 2.11%)	5.77%	04/30/2028		813	802,528

UPC - LG (Sunrise), Term Loan AAA (6 mo. Term SOFR + 2.50%)	6.13%	02/15/2032		1,293	1,284,284

Virgin Media 02 - LG (United Kingdom)
Term Loan Q (1 mo. Term SOFR + 3.36%)	7.02%	01/31/2029		2,443	2,382,134

Term Loan Y (6 mo. Term SOFR + 3.28%)	7.05%	03/31/2031		881	826,126

					8,299,734

Chemicals & Plastics–4.42%
A&R Logistics Holdings, Inc. (Quantix) Incremental Term Loan 12 (3 mo. Term SOFR + 6.90%) (e)	6.31%	02/03/2028		2,052	1,729,924

Incremental Term Loan 13 (3 mo. Term SOFR + 6.90%) (e)	6.16%	08/06/2026		31	26,486

Revolver Loan (e)(f)	0.00%	06/29/2026		73	72,714

A-Gas Finco, Inc., Term Loan (3 mo. Term SOFR + 5.25%)	8.92%	12/14/2029		1,148	1,032,186

Ascend Performance Materials Operations LLC, Term Loan (Acquired 12/19/2025-12/31/2025; Cost $602,780) (e)(g)	8.00%	12/22/2026		661	975,001

Caldic (Pearls BidCo) (Netherlands), Term Loan B (3 mo. Term SOFR + 3.25%)	6.92%	02/26/2029		715	598,945

Derby Buyer LLC (Delrin), Term Loan B (1 mo. Term SOFR + 3.00%)	6.66%	11/01/2030		662	663,385

Discovery Purchaser Corp. (BES), Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	10.65%	10/04/2030		491	467,560

Eastman Tire Additives (River Buyer, Inc.) First Lien Term Loan (1 mo. Term SOFR + 6.25%) (j)	9.91%	05/28/2026		881	542,162

First Lien Term Loan (3 mo. Term SOFR + 5.51%)	9.17%	08/01/2029		1,084	103,522

Flint Group (ColourOz Inv) (Germany), PIK Term Loan B, 6.90% PIK Rate, Cash Rate (k)	6.90%	12/31/2027		0	14

Fortis 333, Inc. (Ineos Composites), Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	03/27/2032		168	167,108

Hasa Intermediate Holdings LLC Incremental Delayed Draw Term Loan (e)(f)	0.00%	01/10/2029		54	54,065

Incremental Term Loan (3 mo. Term SOFR + 4.50%) (e)	8.16%	01/10/2029		543	543,123

Revolver Loan (e)(f)	0.00%	01/10/2029		94	94,413

Revolver Loan (3 mo. Term SOFR + 4.50%) (e)	8.24%	01/10/2029		168	167,844

Hexion International Holdings B.V., Term Loan B (d)	-	03/15/2029		573	563,716

Ineos Quattro (STYRO), Term Loan B (d)	-	04/02/2029		261	213,744

Ineos US Finance LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	02/07/2031		1,323	1,131,085

Oxea Corp. (OQ Chemicals), Term Loan B-2 (3 mo. Term SOFR + 4.35%)	8.00%	04/07/2031		2,917	2,148,466

Proampac PG Borrower LLC, Term Loan (3 mo. Term SOFR + 4.00%)	7.67%	09/15/2028		1,816	1,795,232

USALCO LLC Delayed Draw Term Loan (f)	0.00%	09/30/2031		80	80,325

Term Loan (1 mo. Term SOFR + 3.50%)	7.17%	09/30/2031		770	771,853

					13,942,873

Clothing & Textiles–1.29%
ABG Intermediate Holdings 2 LLC Incremental Term Loan (1 mo. Term SOFR + 2.25%)	5.92%	02/12/2032		865	858,806

Term Loan B (1 mo. Term SOFR + 2.25%)	5.92%	12/21/2028		2,351	2,347,608

Varsity Brands Holding Co., Inc., Term Loan (3 mo. Term SOFR + 3.00%)	6.67%	08/26/2031		866	865,066

					4,071,480

Conglomerates–0.22%
CoorsTek, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	10/28/2032		689	693,305

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Containers & Glass Products–4.11%
Berlin Packaging LLC, Term Loan (3 mo. Term SOFR + 3.25%)	6.92%	06/07/2031	$1,769	$1,763,026

BradyPLUS Holdings LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	12/13/2032	1,208	1,200,450

Flex Acquisition Co., Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	04/30/2032	1,390	1,378,122

Graham Packaging Co., Inc., Term Loan (1 mo. Term SOFR + 2.25%)	5.92%	01/14/2033	769	768,627

Iris Holding, Inc. (Intertape), First Lien Term Loan (3 mo. Term SOFR + 4.85%)	8.52%	06/28/2028	1,016	994,400

Libbey Glass LLC, Term Loan B (3 mo. Term SOFR + 6.65%) (e)	10.32%	11/22/2027	2,458	2,375,285

Mold-Rite Plastics LLC (Valcour Packaging LLC) Term Loan A-1 (1 mo. Term SOFR + 5.25%)	8.92%	10/04/2028	771	771,108

Term Loan A-2 (1 mo. Term SOFR + 3.86%)	5.28%	10/04/2028	1,170	887,339

Plastipak Packaging, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.17%	09/24/2032	847	846,987

Pregis Corp., Term Loan B (1 mo. Term SOFR + 4.00%)	7.67%	02/01/2029	784	787,277

Refresco (Pegasus Bidco B.V.) (Netherlands), Term Loan B (3 mo. Term SOFR + 2.75%)	6.40%	07/12/2029	449	449,868

Ring Container Technologies Group LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	09/10/2032	233	232,969

TricorBraun, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	03/03/2031	554	531,899

				12,987,357

Cosmetics & Toiletries–0.97%
Bausch and Lomb, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	7.42%	01/30/2031	1,876	1,879,847

KDC/ONE Development Corp., Inc. (Canada), Term Loan (1 mo. Term SOFR + 3.50%)	7.17%	08/15/2028	772	766,799

Reckitt Essential Home (Lavender B.V./US Holdco), Term Loan (3 mo. Term SOFR + 3.25%)	6.93%	12/30/2032	427	427,817

				3,074,463

Drugs–0.54%
Alkermes, Inc., Term Loan (1 mo. Term SOFR + 2.75%)	6.42%	08/12/2031	321	320,773

Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. Term SOFR + 2.10%)	5.77%	11/15/2027	1,386	1,386,647

				1,707,420

Ecological Services & Equipment–1.81%
Anticimex Global AB (Sweden), Term Loan (3 mo. Term SOFR + 2.90%)	6.56%	11/17/2031	882	884,821

Deep Blue Midland Basin LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	10/01/2032	565	568,100

EnergySolutions LLC, Term Loan (1 mo. Term SOFR + 3.25%)	6.92%	09/20/2030	1,203	1,211,257

Erie US Merger Sub, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.27%	03/03/2032	836	838,070

Groundworks LLC, Term Loan (3 mo. Term SOFR + 3.50%)	6.67%	03/14/2031	1,303	1,304,690

MIP V Waste LLC (GreenWaste), Term Loan B (3 mo. Term SOFR + 2.75%) (e)	6.42%	08/13/2032	225	225,433

Tidal Waste & Recycling Holdings LLC (Coastal Waste & Recyling), Term Loan (3 mo. Term SOFR + 2.75%)	6.42%	10/24/2031	668	670,413

				5,702,784

Electronics & Electrical–8.42%
ConnectWise LLC, Term Loan (3 mo. Term SOFR + 3.76%)	7.43%	10/01/2028	447	404,416

Delta Topco, Inc. (Infoblox, Inc.), Term Loan B (3 mo. Term SOFR + 2.75%)	6.44%	11/30/2029	696	652,271

Duck Creek Technologies, Inc. (Disco Parent, Inc.), Term Loan (3 mo. Term SOFR + 3.00%)	6.67%	08/15/2032	318	310,865

EverCommerce, Term Loan B (1 mo. Term SOFR + 2.25%)	5.92%	07/07/2031	465	452,937

Exclusive Group (France)
Term Loan B-1 (3 mo. Term SOFR + 4.50%) (e)	8.15%	12/14/2031	485	459,123

Term Loan B-2 (3 mo. Term SOFR + 4.50%) (e)	8.15%	12/05/2031	241	228,702

Gryphon Debt Merger Sub, Inc. (aka Altera) (United Kingdom), Term Loan B (6 mo. Term SOFR + 3.00%)	6.88%	09/10/2032	1,035	1,036,693

Idemia Group S.A.S. (Oberthur Tech/Morpho/OBETEC), Term Loan B-5 (3 mo. Term SOFR + 4.25%)	7.92%	09/30/2028	1,555	1,529,047

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Electronics & Electrical–(continued)
Infinite Electronics First Lien Incremental Term Loan (3 mo. Term SOFR + 6.25%) (e)	9.91%	03/02/2028		$312	$310,542

First Lien Term Loan (3 mo. Term SOFR + 4.01%)	7.68%	03/02/2028		1,226	1,187,878

Second Lien Term Loan (3 mo. Term SOFR + 7.26%)	10.93%	03/02/2029		253	237,609

Instructure Holdings, Inc., Term Loan (3 mo. Term SOFR + 2.75%)	6.44%	11/13/2031		355	337,571

ION Platform Finance US, Inc., Term Loan (3 mo. Term SOFR + 3.75%)	7.42%	09/30/2032		1,703	1,408,511

KnowBe4 (aka Oranje MidCo. LLC), Term Loan B (3 mo. Term SOFR + 3.75%)	7.42%	07/26/2032		815	706,785

Learning Pool (Brook Bidco Ltd.) (United Kingdom) Term Loan (6 mo. Term SOFR + 7.25%) (e)	10.77%	08/17/2028		558	542,037

Term Loan B (6 mo. GBP SONIA + 6.78%) (e)	10.49%	07/10/2028	GBP	418	546,771

Mavenir Systems, Inc., Second Lien Term Loan (e)	12.00%	07/26/2030		136	98,378

McAfee Enterprise, Term Loan (3 mo. Term SOFR + 6.25%)	9.92%	07/27/2028		996	989,545

McAfee LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	03/01/2029		610	534,839

Modena Buyer LLC (End User Computing), Term Loan (3 mo. Term SOFR + 4.25%)	7.92%	07/01/2031		994	879,802

Native Instruments (Music Creation Group GmbH/APTUS) (Germany), Term Loan B (3 mo. EURIBOR + 7.00%) (Acquired 01/14/2022-06/10/2025; Cost $919,336) (e)(g)	9.07%	03/03/2028	EUR	812	240,792

Proofpoint, Inc., Term Loan (3 mo. Term SOFR + 3.00%)	6.67%	08/31/2028		2,900	2,784,468

Quest Software US Holdings, Inc. First Lien Term Loan (3 mo. Term SOFR + 4.40%)	8.07%	02/01/2029		2,088	1,422,370

First Lien Term Loan (3 mo. Term SOFR + 6.00%)	9.67%	02/01/2029		1,253	1,250,877

RANGE RED OPER, Inc., Second Lien Term Loan (3 mo. Term SOFR + 8.11%) (e)	11.76%	10/01/2029		1	0

Renaissance Holding Corp., Term Loan (3 mo. Term SOFR + 4.00%)	7.67%	04/05/2030		1,697	1,286,567

Resideo Funding, Inc., Term Loan B (3 mo. Term SOFR + 2.00%)	5.72%	08/09/2032		501	499,815

SonicWall U.S. Holdings, Inc., First Lien Term Loan (3 mo. Term SOFR + 5.00%) (Acquired 08/16/2023-12/13/2023; Cost $1,270,847) (g)	8.67%	05/18/2028		1,291	422,276

STG-Fairway Acquisitions, Inc., First Lien Term Loan B-3 (1 mo. Term SOFR + 2.75%)	6.42%	10/31/2031		909	873,014

Storable, Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	04/17/2031		406	389,146

Ultimate Software Group, Inc., First Lien Term Loan (3 mo. Term SOFR + 2.50%)	6.17%	02/10/2031		1,082	1,026,836

UST Holdings Ltd., Term Loan B (1 mo. Term SOFR + 3.00%) (e)	6.68%	11/20/2028		1,108	1,072,128

Utimaco (SGT Ultimate BidCo GmbH) (Germany) Term Loan B-1 (6 mo. EURIBOR + 5.50%) (e)	7.62%	05/31/2029	EUR	1,412	1,668,232

Term Loan B-2 (6 mo. Term SOFR + 5.93%) (e)	9.84%	05/31/2029		797	797,034

					26,587,877

Financial Intermediaries–2.74%
AnaCap (AFE S.A. SICAV-RAIF) (Italy) Delayed Draw Term Loan (e)(f)	0.00%	10/01/2032	EUR	118	139,909

Term Loan (1 mo. EURIBOR + 1.50%) (e)	10.50%	01/01/2030	EUR	90	106,441

Term Loan (3 mo. EURIBOR + 4.00%) (e)	6.02%	01/15/2030	EUR	881	976,054

Term Loan (1 yr. EURIBOR + 0.02%) (e)	0.02%	10/31/2031	EUR	721	0

AssetMark Financial Holdings, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.16%	09/05/2031		324	318,927

Broadstreet Partners, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	06/13/2031		1,286	1,235,027

Citrin Cooperman Advisors LLC Delayed Draw Term Loan (f)	0.00%	04/01/2032		186	180,228

Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	03/31/2032		823	790,375

Eisner Advisory Group LLC Delayed Draw Term Loan (1 mo. Term SOFR + 4.00%) (e)(f)	0.00%	02/28/2031		326	325,233

Incremental Term Loan (1 mo. Term SOFR + 4.00%)	7.67%	02/28/2031		906	881,617

Grant Thornton Advisors LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	06/02/2031		2,299	2,142,990

Hightower Holding LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	6.41%	02/03/2032		163	161,155

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Financial Intermediaries–(continued)
NFP Wealth (Chicago US MidCo III) Delayed Draw Term Loan (f)	0.00%	11/01/2032		$61	$60,653

Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	11/01/2032		413	408,394

Tegra118 Wealth Solutions, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	7.67%	01/14/2033		710	694,110

Tricor (Thevelia/Vistra-Virtue), Term Loan (3 mo. Term SOFR + 3.00%)	6.67%	06/18/2029		232	229,158

					8,650,271

Food & Drug Retailers–0.09%
Prosol (Helia Bidco/ZF Invest/ZF Bidco) (France), Term Loan B	3.75%	07/12/2033	EUR	250	296,681

Food Products–3.74%
Arnott’s (Snacking Investments US LLC), Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	10/08/2032		686	687,336

BrightPet (AMCP Pet Holdings, Inc.) Revolver Loan (3 mo. Term SOFR + 7.15%) (e)	10.82%	10/05/2026		354	290,328

Term Loan (3 mo. Term SOFR + 7.15%) (e)	7.82%	10/05/2026		2,274	1,866,814

Cerelia (France), Term Loan B	3.75%	06/24/2032	EUR	250	295,400

CHG PPC Parent LLC, Term Loan B (1 mo. Term SOFR + 3.11%)	6.79%	12/08/2028		193	193,723

Chobani, Inc., Term Loan (1 mo. Term SOFR + 2.25%)	5.92%	10/22/2032		387	388,570

Flora Foods (Netherlands), Term Loan (3 mo. Term SOFR + 4.25%)	7.90%	10/31/2030		2,296	2,248,231

Florida Food Products LLC First Lien Term Loan (3 mo. Term SOFR + 5.50%)	9.15%	10/15/2030		638	632,136

First Lien Term Loan B (3 mo. Term SOFR + 5.50%)	9.15%	10/15/2030		475	471,011

Second Lien Term Loan (3 mo. Term SOFR + 5.00%)	8.65%	10/15/2030		10	7,703

Second Lien Term Loan A (3 mo. Term SOFR + 5.11%)	8.76%	10/15/2030		2,513	1,844,415

Second Lien Term Loan B (3 mo. Term SOFR + 5.00%)	8.65%	10/15/2030		344	252,301

Second Lien Term Loan C (3 mo. Term SOFR + 5.11%)	8.76%	10/15/2030		96	70,798

Term Loan C (3 mo. Term SOFR + 5.50%)	9.15%	10/15/2030		65	64,430

Third Lien Term Loan (3 mo. Term SOFR + 8.11%)	11.76%	04/15/2031		513	179,649

Froneri International PLC (United Kingdom), Term Loan (6 mo. Term SOFR + 2.25%)	5.88%	09/30/2032		1,273	1,245,953

Solina Group Services (Powder Bidco) (France), Term Loan B (3 mo. Term SOFR + 3.25%)	6.98%	03/07/2029		380	382,527

TreeHouse Foods, Inc., Term Loan B (d)	-	02/03/2033		696	687,792

					11,809,117

Food Service–0.86%
Gategroup (Switzerland), Term Loan (3 mo. Term SOFR + 3.50%)	7.20%	06/10/2032		455	457,081

IRB Holding Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	12/15/2030		718	715,971

Selecta Group B.V. (Switzerland) Revolver Loan (e)(f)	0.00%	08/01/2030	EUR	362	416,576

Revolver Loan (6 mo. EURIBOR + 5.50%) (e)	7.66%	08/01/2030	EUR	968	1,113,849

					2,703,477

Forest Products–1.33%
Charter NEX US, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	11/29/2030		1,403	1,404,231

NewLife Forest Restoration LLC, Term Loan (Acquired 01/29/2024-02/27/2026; Cost $861,367) (d)(e)(g)	-	04/10/2029		810	810,145

Proampac PG Borrower LLC, Term Loan (d)(e)	-	09/15/2028		2,003	1,980,163

					4,194,539

Health Care–6.55%
Ascend Learning LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	12/10/2028		729	695,643

BioMarin Pharmaceutical, Inc., Term Loan (d)	-	01/28/2033		321	321,087

Boots Group Finco L.P. (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.25%)	6.96%	08/30/2032		563	564,999

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Health Care–(continued)
Cerba (Chrome Bidco) (France) Incremental Term Loan C (6 mo. EURIBOR + 3.95%)	6.09%	02/16/2029	EUR	2,073	$1,833,660

Term Loan B (6 mo. EURIBOR + 3.70%)	5.84%	06/30/2028	EUR	1,000	882,307

Certara Holdco, Inc., Term Loan B (1 mo. Term SOFR + 2.75%) (e)	6.42%	06/26/2031		$431	431,577

Concentra Health Services, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	5.67%	07/26/2031		114	114,789

Global Medical Response, Inc., Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	10/01/2032		1,549	1,550,952

Hologic, Inc., Term Loan B (d)	-	01/14/2033		1,140	1,128,035

ImageFirst, Term Loan B (3 mo. Term SOFR + 3.00%)	8.75%	03/15/2032		320	319,574

International SOS L.P. (AEA International), Term Loan B (3 mo. Term SOFR + 2.75%) (e)	6.42%	09/07/2028		698	697,242

MB2 Dental Solutions LLC Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%) (e)	9.17%	02/13/2031		41	41,627

Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%) (e)	9.17%	02/15/2031		98	98,647

Delayed Draw Term Loan (e)(f)	0.00%	02/13/2031		98	98,913

Revolver Loan (e)(f)	0.00%	02/13/2031		48	47,540

Term Loan (1 mo. Term SOFR + 5.50%) (e)	9.17%	02/13/2031		675	681,217

MedAssets Software Intermediate Holdings, Inc. (nThrive TSG) First Lien Term Loan (3 mo. Term SOFR + 5.25%)	8.94%	12/17/2028		186	161,179

Term Loan (3 mo. Term SOFR + 4.00%)	7.69%	12/17/2028		736	621,219

Term Loan (1 mo. Term SOFR + 4.11%)	7.79%	12/17/2028		780	367,460

Term Loan (1 mo. Term SOFR + 6.86%)	10.54%	12/17/2029		54	24,615

MJH Healthcare Holdings LLC, Term Loan (1 mo. Term SOFR + 2.75%)	6.42%	01/29/2029		123	112,379

Opella (France), Term Loan (3 mo. Term SOFR + 3.00%)	6.69%	04/28/2032		1,496	1,496,607

Organon & Co., Term Loan (1 mo. Term SOFR + 2.25%)	5.92%	05/19/2031		595	576,488

PAREXEL International Corp., Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	12/09/2031		458	453,717

Pathway Vet Alliance LLC, First Lien Term Loan (3 mo. Term SOFR + 5.00%)	8.67%	06/30/2028		642	642,845

Precision Medicine Group LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	08/13/2032		793	793,889

Quidel Ortho Corp., Term Loan B (1 mo. Term SOFR + 4.00%)	7.67%	08/13/2032		748	748,975

Sharp Services LLC, Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	09/15/2032		274	274,979

Southern Veterinary Partners LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.18%	12/04/2031		1,388	1,387,092

Summit Behavioral Healthcare LLC First Lien Term Loan (3 mo. Term SOFR + 4.51%)	8.18%	12/31/2029		720	613,968

Term Loan (3 mo. Term SOFR + 6.01%)	9.68%	12/31/2029		70	72,360

TEAM Services Group LLC Term Loan B (3 mo. Term SOFR + 5.25%)	8.92%	12/20/2027		900	900,309

Term Loan B (3 mo. Term SOFR + 5.26%)	8.93%	12/20/2027		261	261,340

TTF Holdings LLC (Soliant), Term Loan B (6 mo. Term SOFR + 3.75%)	7.38%	07/18/2031		1,222	904,314

US Fertility Enterprises LLC Delayed Draw Term Loan (f)	0.00%	12/30/2032		100	100,474

Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	12/10/2032		661	663,130

					20,685,148

Home Furnishings–1.45%
Hunter Douglas Holding B.V. (Netherlands), Term Loan B-1 (3 mo. Term SOFR + 3.00%)	6.67%	01/17/2032		431	431,236

Kidde Global Solutions, Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	12/02/2031		463	463,151

Serta Simmons Bedding LLC First Lien Term Loan (3 mo. Term SOFR + 7.61%) (e)	11.28%	06/29/2028		96	96,285

Term Loan (3 mo. Term SOFR + 7.61%)	11.29%	06/29/2028		1,361	1,282,089

Tempur Sealy International, Inc., Term Loan B (1 mo. Term SOFR + 2.25%)	5.91%	10/24/2031		1,130	1,137,052

Weber-Stephen Products LLC, Term Loan (3 mo. Term SOFR + 3.75%)	7.41%	10/01/2032		1,150	1,152,300

					4,562,113

Industrial Equipment–4.33%
Alliance Laundry Systems LLC, Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	08/19/2031		1,026	1,026,779

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Industrial Equipment–(continued)
Chart Industries, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.16%	03/15/2030		$373	$373,503

Cleanova US Holdings LLC, Term Loan B (3 mo. Term SOFR + 4.75%) (e)	8.48%	06/14/2032		551	552,145

Columbus Mckinnon Corp., Term Loan B (1 mo. Term SOFR + 3.50%)	7.16%	01/31/2033		516	515,545

CompoSecure Holdings L.L.C., Term Loan B (1 mo. Term SOFR + 2.25%)	5.91%	01/07/2033		169	167,951

Cooper Machinery/Astro Acquisition, Term Loan (6 mo. Term SOFR + 3.25%)	7.12%	08/13/2032		477	479,626

DXP Enterprises, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	10/11/2030		943	949,512

EMRLD Borrower L.P. (Copeland) Incremental Term Loan B (3 mo. Term SOFR + 2.25%)	6.12%	08/04/2031		537	536,016

Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	05/31/2030		380	378,855

Flow Merger Sub., Inc., Term Loan B (d)	-	03/04/2033		139	138,812

Kantar (Summer BC Bidco/KANGRP) Term Loan (3 mo. EURIBOR + 4.50%)	6.54%	01/31/2029	EUR	137	144,640

Term Loan B (3 mo. EURIBOR + 4.50%)	6.54%	01/31/2029	EUR	562	593,084

Term Loan B (3 mo. Term SOFR + 5.26%)	8.93%	02/15/2029		1,407	1,252,493

LSF12 Helix Parent LLC (Hillenbrand), Term Loan B (1 mo. Term SOFR + 3.50%)	7.17%	01/21/2033		219	219,295

Madison IAQ LLC, Term Loan (6 mo. Term SOFR + 2.75%)	6.38%	11/08/2032		1,272	1,276,976

Rehlko, Term Loan (3 mo. Term SOFR + 3.00%)	6.66%	05/01/2031		198	198,214

Sabre Industries, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.18%	08/13/2032		488	487,731

Sanmina Corp., Term Loan (1 mo. Term SOFR + 2.00%) (e)	5.67%	10/27/2032		184	184,968

SGB-SMIT MidCo GmbH (Netherlands), Term Loan	3.75%	02/11/2033	EUR	250	297,652

STS Operating, Inc. (Sunsource), Term Loan (1 mo. Term SOFR + 4.10%)	7.77%	03/25/2031		345	344,894

Tank Holding Corp. Revolver Loan (e)(f)	0.00%	03/31/2028		230	211,340

Term Loan (1 mo. Term SOFR + 5.85%)	9.52%	03/31/2028		948	864,123

Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany) Term Loan B	3.00%	04/30/2030	EUR	264	312,938

Term Loan B (6 mo. Term SOFR + 2.75%)	6.38%	04/30/2030		1,247	1,249,158

TKE Thyssenkrupp Elevators (Vertical Midco) (Germany), Term Loan B (d)	-	04/30/2030		305	305,712

Victory Buyer LLC (Vantage Elevator), Term Loan B (1 mo. Term SOFR + 3.00%) (e)	9.66%	02/09/2033		600	603,075

					13,665,037

Insurance–3.77%
Acrisure LLC Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	11/06/2030		2,519	2,446,391

Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	06/04/2032		264	256,876

Alliant Holdings Intermediate LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	09/19/2031		2,244	2,198,608

AmWINS Group LLC, Term Loan B (1 mo. Term SOFR + 2.00%)	5.67%	01/30/2032		1,122	1,112,405

CRC Insurance Group LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	6.42%	05/06/2031		829	815,777

HUB International Ltd., Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	06/20/2030		849	840,737

Sedgwick Claims Management Services, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.17%	07/31/2031		2,791	2,711,546

USI, Inc. Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	11/23/2029		824	821,543

Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	09/27/2030		700	698,176

					11,902,059

Leisure Goods, Activities & Movies–3.47%
Crown Finance US, Inc., First Lien Term Loan (1 mo. Term SOFR + 4.50%)	8.17%	12/02/2031		2,585	2,519,270

Fitness International LLC, Term Loan B (1 mo. Term SOFR + 4.50%)	8.17%	02/05/2029		834	838,460

GBT Group Servicers B.V. (fka Global Business Travel Holdings Limited), Term Loan B (3 mo. Term SOFR + 2.00%)	5.67%	07/25/2031		1,003	961,218

Herschend Entertainment Co. LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	05/27/2032		337	338,382

Lakeland Tours LLC, Term Loan (e)(i)	0.00%	09/25/2027		370	44,365

LC Ahab US Bidco LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	05/01/2031		397	397,362

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Leisure Goods, Activities & Movies–(continued)
Nord Anglia Education, Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	01/09/2032		$1,743	$1,734,508

Spring Education Group, Inc., Term Loan (3 mo. Term SOFR + 3.25%)	6.92%	10/04/2030		189	189,184

US Fitness LLC Delayed Draw Term Loan (e)(f)	0.00%	09/04/2031		93	91,926

Revolver Loan (e)(f)	0.00%	09/04/2030		294	290,537

Term Loan B (3 mo. Term SOFR + 5.50%) (e)	9.27%	09/04/2031		1,380	1,362,700

VUE Cinemas (VUECIN) (United Kingdom), Second Lien Term Loan (6 mo. EURIBOR + 8.50%) (Acquired 02/20/2024-10/08/2025; Cost $ 344,168) (e)(g)	8.00%	12/31/2027	EUR	405	645,463

Vue International Bidco PLC (United Kingdom)
Term Loan (6 mo. EURIBOR + 8.50%) (Acquired 02/20/2024-10/08/2025; Cost $ 268,030) (e)(g)	8.40%	06/30/2027	EUR	250	398,694

Term Loan (6 mo. EURIBOR + 8.00%) (Acquired 02/21/2024-10/08/2025; Cost $ 119,688) (e)(g)	10.10%	12/31/2027	EUR	112	203,292

World Choice Investments, Term Loan B (3 mo. Term SOFR + 4.75%)	8.40%	08/13/2031		954	947,854

					10,963,215

Lodging & Casinos–3.40%
Aimbridge Acquisition Co., Inc. First Lien Term Loan (1 mo. Term SOFR + 5.61%)	9.28%	03/11/2030		211	209,941

Term Loan (1 mo. Term SOFR + 7.50%)	6.00%	03/11/2030		198	196,031

Caesars Entertainment, Inc.
Incremental Term Loan B (1 mo. Term SOFR + 2.25%)	5.92%	02/06/2030		1,127	1,122,270

Term Loan (1 mo. Term SOFR + 2.25%)	5.92%	02/06/2031		773	768,765

ECG (European Camping Group) Delayed Draw Term Loan	4.00%	02/25/2033	EUR	21	25,109

Term Loan B	4.00%	02/25/2033	EUR	238	279,541

Fertitta Entertainment LLC (Golden Nugget), Term Loan (1 mo. Term SOFR + 3.25%)	6.92%	01/27/2029		1,487	1,482,078

GVC Finance LLC (United Kingdom) Term Loan (3 mo. Term SOFR + 2.25%)	5.92%	10/31/2029		2,171	2,166,653

Term Loan (3 mo. Term SOFR + 2.25%)	5.92%	07/30/2032		273	272,061

Hilton Grand Vacations Borrower LLC, Term Loan (1 mo. Term SOFR + 2.00%)	5.67%	08/02/2028		17	16,867

J&J Ventures Gaming LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.17%	04/26/2030		368	363,877

Red Rock Resorts, Inc., Term Loan B (1 mo. Term SOFR + 2.00%)	5.67%	03/14/2031		506	507,003

Travel + Leisure Co., Term Loan (1 mo. Term SOFR + 2.00%)	5.67%	12/14/2029		535	534,346

Turquoise/TRQ Sales LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	6.94%	12/30/2032		692	682,054

Voyager Parent LLC, Term Loan B (3 mo. Term SOFR + 4.25%)	7.91%	07/01/2032		2,107	2,102,079

					10,728,675

Nonferrous Metals & Minerals–1.05%
Covia Holdings Corp., Term Loan (3 mo. Term SOFR + 2.75%)	6.40%	02/26/2032		1,409	1,409,502

Form Technologies LLC, Term Loan (1 mo. Term SOFR + 5.75%)	9.42%	07/19/2030		626	575,328

SCIH Salt Holdings, Inc. (Kissner Group), Term Loan B (6 mo. Term SOFR + 2.75%)	6.52%	01/31/2029		1,327	1,325,464

					3,310,294

Oil & Gas–3.17%
Crescent Midstream, Term Loan (3 mo. Term SOFR + 3.75%)	7.41%	02/11/2033		284	285,413

ITT Holdings LLC (IMTT), Term Loan B (1 mo. Term SOFR + 1.98%)	5.65%	10/11/2030		590	590,512

McDermott International Ltd. LOC (3 mo. Term SOFR + 4.26%) (e)	7.66%	06/30/2027		661	572,222

PIK Term Loan, 3.00% PIK Rate, 4.79% Cash Rate (1 mo. Term SOFR +1.00%) (k)	3.00%	12/31/2027		654	546,617

Revolver Loan (f)	0.00%	06/30/2027		1,361	1,224,511

Term Loan (1 mo. Term SOFR +3.11%)	6.79%	06/30/2027		135	112,459

Meade Pipeline, Term Loan B (1 mo. Term SOFR + 2.00%)	5.69%	09/17/2032		325	325,408

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Oil & Gas–(continued)
Par Petroleum LLC and Par Petroleum Finance Corp. (Par Pacific), Term Loan (3 mo. Term SOFR + 3.25%)	6.95%	02/28/2030	$915	$917,279

PG Investment Co. 59 S.a.r.l./URSA Minor US Bidco LLC (Rosen), Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	03/26/2031	188	188,507

Rockpoint Gas Storage Partners L.P. (Canada), Term Loan (3 mo. Term SOFR + 2.50%)	6.17%	09/18/2031	1,146	1,150,234

Rockwood Service Corp., Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	07/30/2031	340	340,815

Third Coast Super Holdings LLC, Term Loan B (1 mo. Term SOFR + 3.75%)	7.42%	09/25/2030	2,403	2,415,518

TransMontaigne Partners LLC, Term Loan B (1 mo. Term SOFR + 2.25%)	5.92%	03/16/2030	1,038	1,038,057

WhiteWater Matterhorn, Term Loan B (3 mo. Term SOFR + 1.75%)	5.42%	06/16/2032	311	310,427

				10,017,979

Publishing–2.19%
Adtalem Global Education, Inc. Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	08/12/2028	127	127,442

Term Loan B (d)(e)	-	02/04/2033	877	876,597

Cengage Learning, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	03/24/2031	2,334	2,284,654

Century DE Buyer LLC (Simon & Schuster), Term Loan (3 mo. Term SOFR + 3.00%)	6.67%	10/30/2030	1,066	1,033,672

Harbor Purchaser, Inc. (Houghton Mifflin Harcourt), First Lien Term Loan B (1 mo. Term SOFR + 5.35%)	9.02%	04/09/2029	2,195	1,867,836

McGraw-Hill Education, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	08/06/2031	708	708,173

				6,898,374

Retailers (except Food & Drug)–1.87%
Action Holding B.V. (Peer Holdings) (Netherlands), Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	09/27/2032	639	639,450

Bass Pro Group LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	01/31/2032	2,703	2,703,122

CNT Holdings I Corp. (1-800 Contacts), Term Loan B (3 mo. Term SOFR + 2.50%)	6.17%	11/08/2032	1,629	1,629,867

PetSmart, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	7.68%	08/18/2032	415	413,368

Savers, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	6.70%	09/13/2032	507	508,455

				5,894,262

Surface Transport–1.96%
Beacon Mobility Corp. Delayed Draw Term Loan (f)	0.00%	08/06/2030	39	39,105

Term Loan (3 mo. Term SOFR + 2.75%)	6.41%	08/06/2030	790	793,139

First Student Bidco, Inc. Term Loan B (3 mo. Term SOFR + 2.25%)	5.90%	08/15/2030	1,859	1,859,097

Term Loan C (3 mo. Term SOFR + 2.25%)	5.90%	08/15/2030	340	340,168

Hurtigruten Group AS (Explorer II AS) (Norway) Term Loan A (3 mo. EURIBOR + 7.50%)	9.48%	02/12/2030	EUR 680	827,743

Term Loan B (3 mo. EURIBOR + 8.00%)	9.98%	08/12/2030	EUR 234	255,559

Patriot Rail Co. LLC, Term Loan (3 mo. Term SOFR + 2.50%)	6.16%	03/08/2032	324	325,939

STG Distribution LLC
DIP Term Loan (Acquired 01/16/2026-02/02/2026; Cost $ 213,129) (e)(g)(l)	8.00%	04/15/2026	241	235,523

DIP Term Loan (e)(l)	11.65%	07/13/2026	86	86,105

Term Loan (Acquired 10/03/2024-01/08/2026; Cost $ 514,567) (e)(g)(i)(l)	0.00%	10/03/2029	538	524,880

Student Transportation of America Holdings, Inc. Delayed Draw Term Loan (f)	0.00%	06/24/2032	69	69,277

Term Loan (3 mo. Term SOFR + 2.75%)	6.40%	06/24/2032	837	841,495

				6,198,030

Telecommunications–3.38%
Cincinnati Bell, Inc., Term Loan (1 mo. Term SOFR + 2.25%)	5.92%	11/22/2028	18	17,838

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Telecommunications–(continued)
Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	01/30/2031	$2,004	$2,011,374

Genesys Cloud Services Holdings I LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	01/30/2032	352	324,759

Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. Term SOFR + 4.50%)	8.17%	09/27/2029	1,277	1,278,177

Level 3 Financing, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	03/29/2032	2,417	2,425,979

Midcontinent Communications, Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	08/16/2031	75	74,411

MLN US HoldCo LLC (dba Mitel)
Term Loan A-1 (1 mo. Term SOFR + 6.50%) (Acquired 06/25/2025-02/26/2026; Cost $555,073) (e)(g)	7.68%	06/20/2028	564	554,192

Term Loan A-2 (1 mo. Term SOFR + 8.00%) (Acquired 06/20/2025-02/26/2026; Cost $1,918,334) (e)(g)	6.00%	06/20/2030	2,181	1,879,554

U.S. TelePacific Corp., Third Lien Term Loan (d)(e)	-	05/02/2027	151	0

ViaSat, Inc., Term Loan B (1 mo. Term SOFR + 4.61%)	8.29%	05/30/2030	951	952,599

Voyage Digital (NC) Ltd. (New Zealand), Term Loan (3 mo. Term SOFR + 3.25%)	6.90%	05/11/2029	936	943,390

Zayo Group Holdings, Inc., Term Loan (1 mo. Term SOFR + 3.11%)	6.79%	03/11/2030	198	191,412

				10,653,685

Utilities–3.59%
Alpha Generation LLC, Term Loan B (1 mo. Term SOFR + 1.75%)	5.42%	09/30/2031	1,278	1,276,355

Astoria Energy LLC, Term Loan B (1 mo. Term SOFR + 2.25%)	6.42%	06/16/2032	369	370,345

Brookfield WEC Holdings, Inc., First Lien Term Loan (1 mo. Term SOFR + 2.00%)	5.67%	01/27/2031	1,489	1,486,233

Cornerstone Generation LLC, Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	08/11/2032	1,367	1,372,774

Covanta Holding Corp. Term Loan B (1 mo. Term SOFR + 2.25%)	5.93%	01/15/2031	390	390,159

Term Loan B-1 (1 mo. Term SOFR + 2.25%)	5.92%	01/15/2031	386	385,825

Term Loan C-1 (1 mo. Term SOFR + 2.25%)	5.92%	01/15/2031	62	62,697

Eastern Power LLC, Term Loan (1 mo. Term SOFR + 4.75%)	8.42%	04/03/2029	688	691,872

Hamilton Projects Acquiror LLC, Term Loan (1 mo. Term SOFR + 2.50%)	6.17%	05/30/2031	406	407,841

Lackawanna Energy Center LLC, Term Loan (1 mo. Term SOFR + 3.00%)	6.67%	08/05/2032	734	738,278

Lightning Power LLC, Term Loan B (1 mo. Term SOFR + 2.25%)	5.92%	08/16/2031	1,682	1,684,979

Resilience Parent, Term Loan B (6 mo. Term SOFR + 2.50%)	6.13%	01/31/2033	896	894,925

Talen Energy Supply LLC Incremental Term Loan (3 mo. Term SOFR + 2.50%)	6.15%	12/15/2031	575	577,208

Term Loan B (3 mo. Term SOFR + 2.50%)	6.15%	05/17/2030	996	1,000,092

				11,339,583

Total Variable Rate Senior Loan Interests (Cost $330,756,116)				318,217,292

			Shares
Common Stocks & Other Equity Interests–8.24% (m)
Automotive–0.02%
Cabonline, Class D (Acquired 10/30/2023; Cost $38,035) (Sweden) (e)(g)			42,364,958	63,353

Cabonline, Class D1 (Acquired 10/30/2023; Cost $1) (Sweden) (e)(g)			1,490,997	166

Cabonline, Class D2 (Acquired 10/31/2023; Cost $1) (Sweden) (e)(g)			1,272,507	71

				63,590

Beverage & Tobacco–0.00%
BrewCo Borrower LLC (e)			4,402	3,561

Building & Development–0.00%
Lake at Las Vegas Joint Venture LLC, Class A (e)			780	0

Lake at Las Vegas Joint Venture LLC, Class B (e)			9	0

				0

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Senior Loan Fund

	Shares	Value

Business Equipment & Services–3.82%
Monitronics International, Inc. (Acquired 06/30/2023-12/16/2025; Cost $1,659,537) (e)(g)	85,429	$3,809,279

My Alarm Center LLC, Class A (Acquired 03/09/2021-05/17/2024; Cost $2,230,682) (e)(g)	25,611	8,253,631

		12,062,910

Cable & Satellite Television–0.07%
Altice France S.A. (France)	10,873	203,845

Chemicals & Plastics–0.08%
Ascend Performance Materials Operations LLC (Acquired 12/19/2025; Cost $398,680) (e)(g)	25,426	50,852

Ascend Performance Materials Operations LLC, Litigation Trust Class A (e)	114,837,775	86,128

Ascend Performance Materials Operations LLC, Litigation Trust Class C (e)	222,247,816	111,124

Flint Group (ColourOz Inv), Class A (Germany) (e)	15,366	0

		248,104

Containers & Glass Products–0.32%
Libbey Glass LLC (Acquired 11/13/2020-09/05/2025; Cost $441,617) (e)(g)	96,865	1,017,083

Electronics & Electrical–0.00%
Red Range Operating, Inc., Class A-1 (e)	1	0

Sandvine Corp. (e)	3,449	0

		0

Food Service–0.58%
Selecta Group B.V., Class A1 (Acquired 07/31/2025; Cost $1,394,522) (Switzerland) (e)(g)	12,118	1,443,891

Selecta Group B.V., Class A2 (Acquired 07/31/2025; Cost $369,172) (Switzerland) (e)(g)	3,208	382,241

		1,826,132

Forest Products–0.30%
NewLife Forest Restoration LLC (Acquired 02/22/2022-04/17/2025; Cost $4,383,332) (e)(g)	29,534	959,565

Home Furnishings–0.15%
Serta Simmons Bedding LLC (Acquired 06/29/2023; Cost $8,149) (g)	52,572	475,777

Leisure Goods, Activities & Movies–0.64%
Crown Finance US, Inc.	64,537	1,071,315

Hurtigruten Expedition (Acquired 02/12/2025; Cost $0) (e)(g)	3,631	29,360

Hurtigruten Group AS (Acquired 02/12/2025; Cost $281,382) (Norway) (e)(g)	18,030	931,223

VUE Cinemas (VUECIN), Class A1 (Acquired 02/20/2024; Cost $0) (United Kingdom) (e)(g)	987	0

VUE Cinemas (VUECIN), Class A2 (Acquired 02/20/2024; Cost $0) (United Kingdom) (e)(g)	486,292	1

VUE Cinemas (VUECIN), Class A3 (Acquired 02/20/2024; Cost $0) (United Kingdom) (e)(g)	302,703	0

VUE Cinemas (VUECIN), Class A4 (United Kingdom) (e)(g)	211,027	0

		2,031,899

Lodging & Casinos–0.34%
Aimbridge Acquisition Co., Inc. (Acquired 03/11/2025; Cost $1,174,500) (e)(g)	17,400	870,000

Caesars Entertainment, Inc. (n)	8,413	210,746

		1,080,746

Oil & Gas–0.94%
McDermott International Ltd. (n)	65,397	1,831,116

Samson Investment Co., Class A (Acquired 03/01/2017; Cost $3,246,273) (e)(g)	84,254	5,898

Seadrill Ltd. (Norway) (n)	20,378	894,186

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Senior Loan Fund

			Shares	Value

Oil & Gas–(continued)
Tribune Resources LLC (Acquired 04/03/2018; Cost $1,947,502) (e)(g)			382,888	$229,733

				2,960,933

Radio & Television–0.11%
iHeartMedia, Inc., Class A (n)			101,257	331,110

iHeartMedia, Inc., Class B (e)(n)			17	45

				331,155

Retailers (except Food & Drug)–0.00%
Claire’s Stores, Inc. (e)			446	25

Vivarte S.A.S.U. (France) (e)			241,195	0

				25

Surface Transport–0.35%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $420,320) (e)(g)			4,992	490,663

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/23/2024-02/20/2026; Cost $77,215) (e)(g)			138,987	86,867

Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $441,875) (e)(g)			5,248	515,826

				1,093,356

Telecommunications–0.52%
MLN US HoldCo. LLC (dba Mitel) (Acquired 06/20/2025; Cost $962,596) (e)(g)			267,066	1,650,468

Total Common Stocks & Other Equity Interests (Cost $40,629,488)				26,009,149

	Interest Rate	Maturity Date	Principal Amount (000) (a)

U.S. Dollar Denominated Bonds & Notes–4.42%
Aerospace & Defense–0.21%
Rand Parent LLC (o)	8.50%	02/15/2030	$632	659,802

Building & Development–0.51%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (o)	5.75%	05/15/2026	152	151,954

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (o)	4.50%	04/01/2027	646	637,914

Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC (o)	6.75%	04/01/2032	134	135,196

Quikrete Holdings, Inc. (o)	6.38%	03/01/2032	34	35,358

QXO Building Products, Inc. (o)	6.75%	04/30/2032	300	310,982

Signal Parent, Inc. (Acquired 09/11/2023-09/27/2023; Cost $427,060) (e)(g)(o)	6.13%	04/01/2029	561	336,376

				1,607,780

Business Equipment & Services–0.46%
Allied Universal Holdco LLC (o)	7.88%	02/15/2031	972	1,027,475

Allied Universal Holdco LLC/Allied Universal Finance Corp. (o)	6.88%	06/15/2030	145	151,011

Cloud Software Group, Inc. (o)	8.25%	06/30/2032	38	38,064

Cloud Software Group, Inc. (o)	6.63%	08/15/2033	80	75,542

Garda World Security Corp. (Canada) (o)	6.50%	01/15/2031	153	157,272

				1,449,364

Cable & Satellite Television–0.65%
Altice Financing S.A. (Luxembourg) (o)	5.75%	08/15/2029	22	15,262

Altice Financing S.A. (Luxembourg) (o)	5.00%	01/15/2028	783	552,497

Altice France S.A. (France) (o)	6.88%	07/15/2032	232	223,442

Altice France S.A. (France) (o)	6.88%	10/15/2030	250	242,641

Virgin Media Secured Finance PLC (United Kingdom) (o)	4.50%	08/15/2030	1,133	1,033,724

				2,067,566

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Chemicals & Plastics–0.17%
SK Invictus Intermediate II S.a.r.l. (o)	5.00%	10/30/2029		$549	$540,702

Containers & Glass Products–0.01%
Clydesdale Acquisition Holdings, Inc. (o)	6.75%	04/15/2032		37	37,309

Electronics & Electrical–0.14%
Diebold Nixdorf, Inc. (o)	7.75%	03/31/2030		152	160,697

ION Platform Finance US, Inc./ION Platform Finance S.a.r.l. (o)	9.00%	08/01/2029		295	274,386

					435,083

Food Products–0.41%
Froneri Lux Finco S.a.r.l. (United Kingdom) (o)	6.00%	08/01/2032		276	277,730

Industrial F&B Investments III, Inc. (o)	7.75%	02/11/2033		124	127,364

Viking Baked Goods Acquisition Corp. (o)	8.63%	11/01/2031		881	894,037

					1,299,131

Health Care–0.15%
Global Medical Response, Inc. (o)	7.38%	10/01/2032		61	63,899

Opal Bidco SAS (France) (o)	6.50%	03/31/2032		271	279,306

Organon & Co./Organon Foreign Debt Co-Issuer B.V. (o)	6.75%	05/15/2034		149	144,716

					487,921

Industrial Equipment–0.89%
Chart Industries, Inc. (o)	7.50%	01/01/2030		882	917,335

Columbus McKinnon Corp. (o)	7.13%	02/01/2033		309	317,885

CompoSecure Holdings L.L.C. (o)	5.63%	02/01/2033		32	31,861

EMRLD Borrower L.P./Emerald Co-Issuer, Inc. (o)	6.63%	12/15/2030		1,479	1,532,606

					2,799,687

Insurance–0.38%
HUB International Ltd. (o)	7.25%	06/15/2030		263	271,424

Panther Escrow Issuer LLC (o)	7.13%	06/01/2031		897	913,209

					1,184,633

Lodging & Casinos–0.14%
Caesars Entertainment, Inc. (o)	6.50%	02/15/2032		128	130,164

Caesars Entertainment, Inc. (o)	7.00%	02/15/2030		161	165,146

Travel + Leisure Co. (o)	6.13%	09/01/2033		137	139,352

					434,662

Publishing–0.03%
McGraw-Hill Education, Inc. (o)	7.38%	09/01/2031		95	97,154

Retailers (except Food & Drug)–0.19%
PetSmart LLC/PetSmart Finance Corp. (o)	7.50%	09/15/2032		597	604,540

Surface Transport–0.08%
Beacon Mobility Corp. (o)	7.25%	08/01/2030		248	259,939

Total U.S. Dollar Denominated Bonds & Notes (Cost $13,553,071)					13,965,273

Non-U.S. Dollar Denominated Bonds & Notes–1.62% (p)

Automotive–0.22%
Cabonline Group Holding AB (Sweden) (Acquired 10/13/2023; Cost $112,155) (g)(o)	10.00%	03/19/2028	SEK	1,273	134,967

Cabonline Group Holding AB (Sweden) (Acquired 10/12/2023; Cost $231,406) (g)(i)(o)	12.00%	03/19/2028	SEK	2,545	269,933

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Automotive–(continued)
Cabonline Group Holding AB (Sweden) (Acquired 03/24/2022; Cost $522,746) (g)(i)(o)	13.16%	04/19/2029	SEK	4,920	$281,358

					686,258

Cable & Satellite Television–0.07%
Altice Financing S.A. (Luxembourg) (o)	3.00%	01/15/2028	EUR	260	216,709

Financial Intermediaries–0.74%
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%) (h)(o)	7.60%	12/15/2029	EUR	1,500	1,766,541

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%) (h)(o)	7.60%	12/15/2029	EUR	500	588,847

					2,355,388

Food Service–0.38%
Selecta Group B.V. (Switzerland) (e)	15.00%	10/01/2030	EUR	1,006	1,188,652

Surface Transport–0.21%
Zenith Finco PLC (United Kingdom) (Acquired 01/20/2022; Cost $858,888) (g)(o)	6.50%	06/30/2027	GBP	632	655,283

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $5,255,326)					5,102,290

			Shares

Preferred Stocks–1.16% (m)

Oil & Gas–0.00%
Southcross Energy Partners L.P., Pfd. (Acquired 05/07/2019-08/23/2019; Cost $291,940) (e)(g)				292,193	1,724

Surface Transport–1.16%
Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $505,738) (e)(g)				21,989	2,161,299

Commercial Barge Line Co., Series B, Pfd.,Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $355,189) (e)(g)				15,443	1,517,892

					3,679,191

Total Preferred Stocks (Cost $1,152,867)					3,680,915

TOTAL INVESTMENTS IN SECURITIES–116.24% (Cost $391,346,868)					366,974,919

BORROWINGS–(17.42)%					(55,000,000)

OTHER ASSETS LESS LIABILITIES–1.18%					3,726,856

NET ASSETS–100.00%					$315,701,775

Investment Abbreviations:

DIP	- Debtor-in-Possession
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LOC	- Letter of Credit
Pfd.	- Preferred
PIK	- Pay-in-Kind
SEK	- Swedish Krona
SOFR	- Secured Overnight Financing Rate
SONIA	- Sterling Overnight Index Average
Sub.	- Subordinated
Wts.	- Warrants

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Senior Loan Fund

Notes to Consolidated Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	This variable rate interest will settle after February 28, 2026, at which time the interest rate will be determined.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(g)	Restricted security. The aggregate value of these securities at February 28, 2026 was $40,913,302, which represented 12.96% of the Fund’s Net Assets.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2026.
(i)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2026 was $1,504,604, which represented less than 1% of the Fund’s Net Assets.

(j)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(k)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(l)	The borrower has filed for protection in federal bankruptcy court.
(m)	Securities acquired through the restructuring of senior loans.
(n)	Non-income producing security.
(o)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2026 was $17,878,911, which represented 5.66% of the Fund’s Net Assets.

(p)	Foreign denominated security. Principal amount is denominated in the currency indicated.
The aggregate value of securities considered illiquid at February 28, 2026 was $64,293,834, which represented 20.37% of the Fund’s Net Assets.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

04/30/2026	Bank of New York Mellon (The)	EUR	6,053,999	USD	7,176,622	$ 3,374

03/30/2026	BNP Paribas S.A.	EUR	6,087,051	USD	7,296,886	95,063

03/30/2026	BNP Paribas S.A.	SEK	77,827	USD	8,635	2

04/30/2026	BNP Paribas S.A.	GBP	1,207,173	USD	1,635,460	8,311

03/30/2026	Canadian Imperial Bank of Commerce	EUR	6,087,051	USD	7,298,388	96,565

03/30/2026	Canadian Imperial Bank of Commerce	GBP	1,196,336	USD	1,650,693	38,342

04/30/2026	Canadian Imperial Bank of Commerce	EUR	87,436	USD	103,710	109

04/30/2026	Citibank, N.A.	EUR	6,053,999	USD	7,174,406	1,159

03/30/2026	Goldman Sachs & Co.	EUR	6,021,371	USD	7,216,360	92,246

03/30/2026	Royal Bank of Canada	SEK	6,787,205	USD	771,950	19,050

04/30/2026	Royal Bank of Canada	NOK	8,765,809	USD	922,723	1,134

04/30/2026	Royal Bank of Canada	SEK	7,103,842	USD	792,945	3,635

03/30/2026	State Street Bank & Trust Co.	EUR	134,225	USD	160,890	2,084

03/30/2026	State Street Bank & Trust Co.	SEK	234,203	USD	26,361	381

03/30/2026	State Street Bank & Trust Co.	USD	199,340	EUR	168,610	149

04/30/2026	State Street Bank & Trust Co.	EUR	6,053,090	USD	7,173,917	1,745

Subtotal-Appreciation						363,349

Currency Risk

03/30/2026	Bank of New York Mellon (The)	USD	7,166,118	EUR	6,053,999	(3,401)

03/30/2026	Barclays Capital	NOK	950,675	USD	97,990	(1,980)

03/30/2026	BNP Paribas S.A.	USD	1,620,589	GBP	1,196,336	(8,238)

04/30/2026	BNP Paribas S.A.	SEK	168,692	USD	18,691	(53)

03/30/2026	Citibank, N.A.	USD	7,163,878	EUR	6,053,999	(1,161)

03/30/2026	Royal Bank of Canada	NOK	7,815,134	USD	817,193	(4,619)

03/30/2026	Royal Bank of Canada	USD	922,940	NOK	8,765,809	(1,157)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Senior Loan Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

03/30/2026	Royal Bank of Canada	USD	791,193	SEK	7,099,235	$ (3,680)

03/30/2026	State Street Bank & Trust Co.	USD	7,163,409	EUR	6,053,090	(1,766)

04/30/2026	State Street Bank & Trust Co.	SEK	107,385	USD	11,877	(55)

Subtotal–Depreciation						(26,110)

Total Forward Foreign Currency Contracts						$337,239

Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Senior Loan Fund

Consolidated Statement of Assets and Liabilities
February 28, 2026

Assets:

Investments in unaffiliated securities, at value (Cost $391,346,868)	$366,974,919

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	363,349

Cash	7,986,972

Foreign currencies, at value (Cost $3,426,331)	2,072,106

Receivable for:
Investments sold	9,234,442

Fund shares sold	63,859

Interest	2,920,164

Investments matured, at value (Cost $873,721)	216,456

Investment for trustee deferred compensation and retirement plans	39,429

Other assets	51,239

Total assets	389,922,935

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	26,110

Payable for:
Borrowings	55,000,000

Investments purchased	13,091,025

Dividends	648,437

Fund shares reacquired	29,444

Accrued fees to affiliates	166,925

Accrued interest expense	229,176

Accrued trustees’ and officers’ fees and benefits	2,511

Accrued other operating expenses	387,690

Trustee deferred compensation and retirement plans	75,469

Unfunded loan commitments	4,564,373

Total liabilities	74,221,160

Net assets applicable to common shares	$315,701,775

Net assets applicable to common shares consist of:

Shares of beneficial interest	$614,867,288

Distributable earnings (loss)	(299,165,513)

$315,701,775

Net Assets:
Class A	$39,453,046

Class C	$27,570,161

Class Y	$2,546,205

Class IB	$227,251,224

Class IC	$18,881,139

Common shares outstanding, no par value, with an unlimited number of common shares authorized:

Class A	7,164,936

Class C	4,994,360

Class Y	462,369

Class IB	41,274,189

Class IC	3,429,945

Class A:
Net asset value per share	$5.51

Maximum offering price per share (Net asset value of $5.51 ÷ 96.75%)	$5.70

Class C: Net asset value and offering price per share	$5.52

Class Y: Net asset value and offering price per share	$5.51

Class IB: Net asset value and offering price per share	$5.51

Class IC: Net asset value and offering price per share	$5.50

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Senior Loan Fund

Consolidated Statement of Operations
For the year ended February 28, 2026

Investment income:

Interest	$32,401,731

Dividends	1,748,485

Total investment income	34,150,216

Expenses:

Advisory fees	2,998,856

Administrative services fees	832,129

Custodian fees	57,349

Distribution fees:
Class A	105,449

Class C	295,808

Class IC	29,440

Interest, facilities and maintenance fees	3,308,028

Transfer agent fees	328,649

Trustees’ and officers’ fees and benefits	26,517

Registration and filing fees	67,387

Reports to shareholders	460,612

Professional services fees	348,755

Other	27,914

Total expenses	8,886,893

Net investment income	25,263,323

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(16,358,824)

Foreign currencies	2,063,982

Forward foreign currency contracts	(4,021,794)

(18,316,636)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	10,842,354

Foreign currencies	(1,738,340)

Forward foreign currency contracts	726,461

9,830,475

Net realized and unrealized gain (loss)	(8,486,161)

Net increase in net assets resulting from operations	$16,777,162

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Senior Loan Fund

Consolidated Statement of Changes in Net Assets
For the years ended February 28, 2026 and 2025

	2026	2025

Operations:
Net investment income	$25,263,323	$32,224,704

Net realized gain (loss)	(18,316,636)	3,612,928

Change in net unrealized appreciation (depreciation)	9,830,475	(14,673,014)

Net increase in net assets resulting from operations	16,777,162	21,164,618

Distributions to shareholders from distributable earnings:
Class A	(3,122,055)	(4,053,063)

Class C	(1,975,176)	(2,768,032)

Class Y	(132,341)	(172,741)

Class IB	(18,356,082)	(23,859,779)

Class IC	(1,471,767)	(1,904,083)

Total distributions from distributable earnings	(25,057,421)	(32,757,698)

Return of capital:
Class A	(125,737)	(108,582)

Class C	(79,548)	(74,156)

Class Y	(5,330)	(4,628)

Class IB	(739,266)	(639,209)

Class IC	(59,273)	(51,011)

Total return of capital	(1,009,154)	(877,586)

Total distributions	(26,066,575)	(33,635,284)

Share transactions–net:
Class A	(3,345,841)	(1,873,111)

Class C	(2,777,845)	(4,081,237)

Class Y	1,068,378	(568,964)

Class IB	(15,742,724)	(15,864,389)

Class IC	(677,350)	(1,122,590)

Net increase (decrease) in net assets resulting from share transactions	(21,475,382)	(23,510,291)

Net increase (decrease) in net assets	(30,764,795)	(35,980,957)

Net assets:
Beginning of year	346,466,570	382,447,527

End of year	$315,701,775	$346,466,570

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco Senior Loan Fund

Consolidated Statement of Cash Flows
For the year ended February 28, 2026

Cash provided by operating activities:
Net increase in net assets resulting from operations	$16,777,162

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(140,805,702)

Proceeds from sales of investments	185,644,551

Proceeds from sales of short-term investments, net	3,759,513

Amortization (accretion) of premiums and discounts, net	(2,013,485)

Net realized loss from investment securities	16,358,824

Net change in unrealized appreciation on investment securities	(10,842,354)

Net change in unrealized depreciation on forward foreign currency contracts and foreign currency	1,011,613

Change in operating assets and liabilities:

Decrease in receivables and other assets	414,161

Decrease in accrued expenses and other payables	(474,278)

Net cash provided by operating activities	69,830,005

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(9,201,955)

Return of capital	(1,009,154)

Proceeds from shares of beneficial interest sold	6,270,620

Disbursements from shares of beneficial interest reacquired	(43,750,289)

Repayment from borrowings	(17,500,000)

Net cash provided by (used in) financing activities	(65,190,778)

Cash impact from foreign exchange fluctuations:
Net change in appreciation (depreciation) on foreign currency	$(1,738,074)

Net increase in cash and cash equivalents	2,901,153

Cash and cash equivalents at beginning of period	7,157,925

Cash and cash equivalents at end of period	$10,059,078

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$16,171,172

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$20,930

Cash paid during the period for interest, facilities and maintenance fees	$3,727,799

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco Senior Loan Fund

Consolidated Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)	Total borrowings (000’s omitted)	Asset Coverage per $1,000 unit of senior indebtedness (d)

Class A
Year ended 02/28/26	$5.66	$0.42	$(0.14)	$0.28	$(0.41)	$(0.02)	$(0.43)	$5.51	5.11	% (e)	$39,453	2.78	% (e)	2.78	% (e)	1.79	% (e)	7.47	% (e)	34%	$55,000	$6,740
Year ended 02/28/25	5.86	0.50	(0.18)	0.32	(0.51)	(0.01)	(0.52)	5.66	5.71	(e)	43,968	3.05	(e)	3.05	(e)	1.84	(e)	8.66	(e)	41	72,500	5,779
Year ended 02/29/24	5.87	0.55	0.00	0.55	(0.53)	(0.03)	(0.56)	5.86	9.92	(e)	47,410	2.88	(e)	2.88	(e)	1.75	(e)	9.37	(e)	37	72,500	6,275
Year ended 02/28/23	6.46	0.41	(0.46)	(0.05)	(0.50)	(0.04)	(0.54)	5.87	(0.46	) (e)	50,489	2.50	(e)	2.50	(e)	1.70	(e)	6.75	(e)	24	82,500	5,795
Year ended 02/28/22	6.43	0.25	0.10	0.35	(0.32)	–	(0.32)	6.46	5.49	(e)(f)	59,134	1.97	(e)	1.97	(e)	1.73	(e)	3.86	(e)	79	82,500	6,509

Class C
Year ended 02/28/26	5.68	0.38	(0.15)	0.23	(0.37)	(0.02)	(0.39)	5.52	4.15	(e)	27,570	3.53	(e)	3.53	(e)	2.54	(e)	6.72	(e)	34	55,000	6,740
Year ended 02/28/25	5.88	0.46	(0.18)	0.28	(0.47)	(0.01)	(0.48)	5.68	4.94	(e)	31,184	3.80	(e)	3.80	(e)	2.59	(e)	7.91	(e)	41	72,500	5,779
Year ended 02/29/24	5.89	0.50	0.01	0.51	(0.49)	(0.03)	(0.52)	5.88	9.10	(e)	36,422	3.63	(e)	3.63	(e)	2.50	(e)	8.62	(e)	37	72,500	6,275
Year ended 02/28/23	6.48	0.37	(0.46)	(0.09)	(0.46)	(0.04)	(0.50)	5.89	(1.18	) (e)	36,108	3.25	(e)	3.25	(e)	2.45	(e)	6.00	(e)	24	82,500	5,795
Year ended 02/28/22	6.44	0.20	0.11	0.31	(0.27)	–	(0.27)	6.48	4.86	(e)(f)	44,805	2.72	(e)	2.72	(e)	2.48	(e)	3.11	(e)	79	82,500	6,509

Class Y
Year ended 02/28/26	5.66	0.43	(0.13)	0.30	(0.43)	(0.02)	(0.45)	5.51	5.38		2,546	2.53		2.53		1.54		7.72		34	55,000	6,740
Year ended 02/28/25	5.86	0.52	(0.18)	0.34	(0.53)	(0.01)	(0.54)	5.66	5.98		1,531	2.80		2.80		1.59		8.91		41	72,500	5,779
Year ended 02/29/24	5.87	0.56	0.01	0.57	(0.55)	(0.03)	(0.58)	5.86	10.19		2,161	2.63		2.63		1.50		9.62		37	72,500	6,275
Year ended 02/28/23	6.46	0.42	(0.45)	(0.03)	(0.52)	(0.04)	(0.56)	5.87	(0.21)		983	2.25		2.25		1.45		7.00		24	82,500	5,795
Year ended 02/28/22	6.43	0.27	0.10	0.37	(0.34)	–	(0.34)	6.46	5.75	(f)	1,077	1.72		1.72		1.48		4.11		79	82,500	6,509

Class IB
Year ended 02/28/26	5.66	0.43	(0.13)	0.30	(0.43)	(0.02)	(0.45)	5.51	5.38		227,251	2.53		2.53		1.54		7.72		34	55,000	6,740
Year ended 02/28/25	5.86	0.52	(0.18)	0.34	(0.53)	(0.01)	(0.54)	5.66	5.98		249,673	2.80		2.80		1.59		8.91		41	72,500	5,779
Year ended 02/29/24	5.87	0.56	0.01	0.57	(0.55)	(0.03)	(0.58)	5.86	10.19		274,491	2.63		2.63		1.50		9.62		37	72,500	6,275
Year ended 02/28/23	6.46	0.42	(0.45)	(0.03)	(0.52)	(0.04)	(0.56)	5.87	(0.21)		285,767	2.25		2.25		1.45		7.00		24	82,500	5,795
Year ended 02/28/22	6.43	0.27	0.10	0.37	(0.34)	–	(0.34)	6.46	5.75	(f)	324,116	1.72		1.72		1.48		4.11		79	82,500	6,509

Class IC
Year ended 02/28/26	5.66	0.43	(0.15)	0.28	(0.42)	(0.02)	(0.44)	5.50	5.03	(e)	18,881	2.68	(e)	2.68	(e)	1.69	(e)	7.57	(e)	34	55,000	6,740
Year ended 02/28/25	5.86	0.51	(0.18)	0.33	(0.52)	(0.01)	(0.53)	5.66	5.82	(e)	20,111	2.95	(e)	2.95	(e)	1.74	(e)	8.76	(e)	41	72,500	5,779
Year ended 02/29/24	5.87	0.55	0.01	0.56	(0.54)	(0.03)	(0.57)	5.86	10.03	(e)	21,963	2.78	(e)	2.78	(e)	1.65	(e)	9.47	(e)	37	72,500	6,275
Year ended 02/28/23	6.46	0.41	(0.45)	(0.04)	(0.51)	(0.04)	(0.55)	5.87	(0.36	) (e)	22,259	2.40	(e)	2.40	(e)	1.60	(e)	6.85	(e)	24	82,500	5,795
Year ended 02/28/22	6.43	0.26	0.10	0.36	(0.33)	–	(0.33)	6.46	5.60	(e)(f)	25,339	1.87	(e)	1.87	(e)	1.63	(e)	3.96	(e)	79	82,500	6,509

(a)
Calculated using average shares outstanding.

(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)
Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e)
The total return, ratios of expenses to average net assets and ratio of net investment income to average net assets reflect actual
12b-1
fees of 0.25% for Class A shares, 1.00% for Class C shares and 0.15% for Class IC shares for each of the years ended February 28, 2026 and 2025, February 29, 2024, February 28, 2023 and 2022, respectively.

(f)
Amount includes the effect of the Adviser
pay-in
for an economic loss of $0.01 per share. Had the
pay-in
not been made, the total return would have been 5.32%, 4.70%, 5.59%, 5.59%, and 5.43% for Class A, Class C, Class Y, Class IB and Class IC shares, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco Senior Loan Fund

Notes to Consolidated Financial Statements
February 28, 2026
NOTE 1–Significant Accounting Policies
Invesco Senior Loan Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end
management investment company that is operated as an interval fund and periodically offers its shares for repurchase.
The Fund invested a portion of its assets indirectly through a wholly-owned subsidiary, Invesco Senior Loan TB, LLC, a Delaware limited liability series company (the “Subsidiary”), which formed a separate series. The Fund owns all beneficial and economic interests in the Subsidiary and the Subsidiary’s series. Effective February 26, 2026, the Subsidiary liquidated all its portfolio investments and is in the process of winding down operations. The accompanying consolidated financial statements reflect, on a consolidated basis, the financial position and results of operations of the Fund, the Subsidiary and the Subsidiary’s series.
The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in adjustable rate senior loans. The Fund invests primarily in adjustable rate senior loans (“Senior Loans”). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
The Fund continuously offers Class A, Class C and Class Y shares. The Fund also has outstanding Class IB and Class IC shares which are not continuously offered. Each class of shares differs in its initial sales load, contingent deferred sales charges (“CDSC”), the allocation of class-specific expenses and voting rights on matters affecting a single class. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946,
Financial Services –
Investment Companies
.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.
Security Valuations
– Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size
trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter
market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end
mutual funds) are valued using such company’s
end-of-business-day
net asset value per share.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size
trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day
net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and
non-U.S.
banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value

30	Invesco Senior Loan Fund

as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lackof strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded
rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.
Securities Transactions and Investment Income
– Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Pay-in-kind
interest income and
non-cash
dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend
date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.
Country Determination
– For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and

31	Invesco Senior Loan Fund

enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions
– Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend
date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.
Federal Income Taxes –
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. The Subsidiary is treated as a corporation for U.S. federal income tax purposes and generally is subject to U.S. federal and state income tax on its taxable income.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU
2023-09
Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.

F.
Expenses
– Fees provided for under the Rule
12b-1
plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on the relative value of settled shares.

G.
Interest, Facilities and Maintenance Fees
– Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses, negative or overdrawn balances on margin accounts and other expenses associated with establishing and maintaining a line of credit.

H.
Accounting Estimates
– The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end
date and before the date the consolidated financial statements are released to print.

I.
Indemnifications
– Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.
Segment Reporting
– The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s consolidated financial statements.

K.
Cash and Cash Equivalents –
For the purposes of the Consolidated Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), restricted cash, money market funds that qualify as a cash equivalent and other investments held in lieu of cash.

L.
Securities Purchased on a When-Issued and Delayed Delivery Basis
– The Fund may purchase and sell securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

M.
Foreign Currency Translations
– Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

32	Invesco Senior Loan Fund

The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

N.
Forward Foreign Currency Contracts
– The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount
(non-deliverable
forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

O.
Industry Focus
– To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

P.
Bank Loan Risk
– Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Q.
Leverage Risk
– The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

R.
Other Risks
- The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or
non-U.S.
companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
By investing through the Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments (which risks are generally the same as the Fund’s investment risks). The Subsidiary is not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, is not subject to the investor protections of the 1940 Act. However, the Fund will comply with the applicable requirements of the

33	Invesco Senior Loan Fund

1940 Act on a consolidated basis with its Subsidiary, and the Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the jurisdiction in which the Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related
matters impacting the Fund and its status as a regulated investment company, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could adversely affect the Fund and its shareholders.
Investments through the Subsidiary, which is taxable as a corporation for U.S. federal income tax purposes, may incur entity-level income taxes on their earnings, which ultimately may reduce the return to shareholders.
NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Fund has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.900%

Next $1 billion	0.850%

Next $1 billion	0.825%

Next $500 million	0.800%

Over $3 billion	0.775%

For the year ended February 28, 2026, the effective advisory fee rate incurred by the Fund was 0.90%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above. To the extent the Fund invests in the Subsidiary, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from the Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from the Subsidiary.
Under the terms of a master
sub-advisory
agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated
Sub-Advisers”)
the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated
Sub-Adviser(s)
that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated
Sub-Adviser(s).
The Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. The Fund has also entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities. For the year ended February 28, 2026, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as
Administrative services fees
. Invesco has entered into a
sub-administration
agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended February 28, 2026, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as
Transfer agent fees
.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule
12b-1
under the 1940 Act for Class A and Class C shares, and a service plan for Class A, Class C and Class IC shares (collectively, the “Plans”) to pay IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and, with respect to Class IC shares, up to 0.25% of average daily net assets, of which the Board of Trustees has authorized payments at an annual rate not to exceed 0.15%. The fees are accrued daily and paid monthly.
With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the year ended February 28, 2026, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as
Distribution fees
.
Front-end
sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund.
Front-end
sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2026, IDI advised the Fund that IDI retained $4,442 in front-end
sales commissions from the sale of Class A shares and $0, $487 and $0 from Class A, Class C and Class IC shares, respectively, for CDSC imposed on redemptions by shareholders.
Certain officers and trustees of the Fund are officers and directors of the Adviser, IIS and/or IDI.

34	Invesco Senior Loan Fund

NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.
Level 2 -   Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.

Level 3 -   Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.
Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$270,556,696	$47,660,596	$318,217,292

Common Stocks & Other Equity Interests	3,267,158	1,750,937	20,991,054	26,009,149

U.S. Dollar Denominated Bonds & Notes	–	13,628,897	336,376	13,965,273

Non-U.S. Dollar Denominated Bonds & Notes	–	3,913,638	1,188,652	5,102,290

Preferred Stocks	–	–	3,680,915	3,680,915

Total Investments in Securities	3,267,158	289,850,168	73,857,593	366,974,919

Other Investments - Assets*

Investments Matured	–	–	216,456	216,456

Forward Foreign Currency Contracts	–	363,349	–	363,349

	–	363,349	216,456	579,805

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(26,110)	–	(26,110)

Total Other Investments	–	337,239	216,456	553,695

Total Investments	$3,267,158	$290,187,407	$74,074,049	$367,528,614

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2026:

						Change in
				Accrued	Realized	Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Gain	Appreciation	into	out of	Value
	02/28/25*	at Cost	from Sales	Premiums	(Loss)	(Depreciation)	Level 3**	Level 3**	02/28/26

Variable Rate Senior Loan Interests	$42,434,487	$16,038,705	$(16,817,989)	$350,789	$(3,997,707)	$2,189,890	$10,979,849	$(3,517,428)	$47,660,596

Common Stocks & Other Equity Interests	15,719,811	5,324,709	(7,422,209)	–	4,929,300	1,946,214	493,229	–	20,991,054

Preferred Stocks	3,909,052	–	–	–	–	(228,137)	–	–	3,680,915

Non-U.S. Dollar Denominated Bonds & Notes	1,597,992	1,148,586	(1,763,750)	56,260	4,297	145,267	–	–	1,188,652

U.S. Dollar Denominated Bonds & Notes	–	–	–	31,291	–	(57,180)	362,265	–	336,376

Investments Matured	216,456	–	–	–	–	–	–	–	216,456

Total	$63,877,798	$22,512,000	$(26,003,948)	$438,340	$935,890	$3,996,054	$11,835,343	$(3,517,428)	$74,074,049

*Prior year balances have been adjusted for a change in security classification.
**Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

35	Invesco Senior Loan Fund

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Fair Value at 02/28/26	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Weighted Average of Unobservable Inputs Based on Fair Value

Variable Rate Senior Loan Interests	$47,660,596	Comparable Companies	EBITDA Multiple	8.00x - 8.75x	8.37x

		Discounted Cash Flow Model	Discount Rate	7.79% - 14.90%	11.81%

		Third-Party Pricing	Broker Quote	96.63% - 98.88% of Par	97.65% of Par

		Valued at Cost	Acquisition Cost	97.38% of Par	-

Common Stocks & Other Equity Interests	20,991,054	Comparable Companies	EBITDA Multiple	3.44x - 5.75x	5.02x

Preferred Stocks	3,680,915	Comparable Companies	EBITDA Multiple	8.50x	-

Non-U.S. Dollar Denominated Bonds & Notes	1,188,652	Valued at Cost	Acquisition Cost	100.00% of Par	-

U.S. Dollar Denominated Bonds & Notes	336,376	Discounted Cash Flow Model	Discount Rate	19.85%	-

Investments Matured	216,456	Expected Recovery	Anticipated Proceeds	24.20% of Par	-

Total	$74,074,049

NOTE 4–Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out
netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at
Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2026:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$363,349

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$363,349

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(26,110)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(26,110)

36	Invesco Senior Loan Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2026.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of New York Mellon (The)	$ 3,374	$ (3,401)	$ (27)	$–	$–	$ (27)

Barclays Capital	–	(1,980)	(1,980)	–	–	(1,980)

BNP Paribas S.A.	103,376	(8,291)	95,085	–	–	95,085

Canadian Imperial Bank of Commerce	135,016	–	135,016	–	–	135,016

Citibank, N.A.	1,159	(1,161)	(2)	–	–	(2)

Goldman Sachs & Co.	92,246	–	92,246	–	–	92,246

Royal Bank of Canada	23,819	(9,456)	14,363	–	–	14,363

State Street Bank & Trust Co.	4,359	(1,821)	2,538	–	–	2,538

Total	$363,349	$(26,110)	$337,239	$–	$–	$337,239

Effect of Derivative Investments for the year ended February 28, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(4,021,794)

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	726,461

Total	$(3,295,333)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$86,143,262

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits
include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and
Trustees’ and Officers’ Fees and Benefits
also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. The Fund may have certain former Trustees who participated in a retirement plan and receive benefits under such plan.
Trustees’ and Officers’ Fees and Benefits
include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6–Cash Balances and Borrowings
The Fund has entered into a $90 million revolving credit and security agreement with SSB, which has no scheduled expiration date. The Fund has the right to terminate the revolving credit and security agreement upon at least 10 business days’ prior written notice. SSB has the right to terminate the revolving credit and security agreement upon at least 180 days’ prior written notice. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.
During the year ended February 28, 2026, the Fund’s average daily balance of borrowing under the revolving credit and security agreement was $62,273,973 with an average interest rate of 5.19%. The carrying amount of the Fund’s payable for borrowings as reported on the Consolidated Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Consolidated Statement of Operations as
Interest, facilities and maintenance fees
.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end,
are shown in the Consolidated Statement of Assets and Liabilities under the payable caption
Amount due custodian
. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the

37	Invesco Senior Loan Fund

custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7–Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 28, 2026. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

A&R Logistics Holdings, Inc. (Quantix)	Revolver Loan	$ 72,714	$0

AnaCap (AFE S.A. SICAV-RAIF)	Delayed Draw Term Loan	136,955	2,954

Beacon Mobility Corp.	Delayed Draw Term Loan	39,026	79

Citrin Cooperman Advisors LLC	Delayed Draw Term Loan	184,003	(3,775)

Eisner Advisory Group LLC	Delayed Draw Term Loan	323,840	1,393

GC Ferry Acquisition I, Inc. (First Eagle Investment Management LLC)	Delayed Draw Term Loan	223,386	(4,578)

Hasa Intermediate Holdings LLC	Incremental Delayed Draw Term Loan	53,877	188

Hasa Intermediate Holdings LLC	Revolver Loan	93,377	1,036

IPS Corp./CP Iris Holdco	Delayed Draw Term Loan	106,207	(332)

MB2 Dental Solutions LLC	Delayed Draw Term Loan	97,934	979

MB2 Dental Solutions LLC	Revolver Loan	47,183	357

McDermott International Ltd.	Revolver Loan	1,360,568	(136,057)

NAS LLC (d.b.a. Nationwide Marketing Group)	Revolver Loan	179,704	55

NFP Wealth (Chicago US MidCo III)	Delayed Draw Term Loan	61,304	(651)

PennAero (Takeoff Buyer, Inc.)	Delayed Draw Term Loan	32,102	121

Pinnacle Buyer LLC (Summit Cos.)	Delayed Draw Term Loan	115,324	265

Pye-Barker Fire and Safety LLC	Delayed Draw Term Loan	168,832	362

Selecta Group B.V.	Revolver Loan	405,365	11,211

Student Transportation of America Holdings, Inc.	Delayed Draw Term Loan	68,898	379

Tank Holding Corp.	Revolver Loan	227,567	(16,227)

Titan Acquisition Holdings L.P.	Delayed Draw Term Loan	1,198	0

US Fertility Enterprises LLC	Delayed Draw Term Loan	100,099	375

US Fitness LLC	Delayed Draw Term Loan	92,695	(769)

US Fitness LLC	Revolver Loan	292,015	(1,478)

USALCO LLC	Delayed Draw Term Loan	80,200	125

		$4,564,373	$(143,988)
NOTE 8–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2026 and 2025:

	2026	2025

Ordinary income*	$25,057,421	$32,757,698

Return of capital	1,009,154	877,586

Total distributions	$26,066,575	$33,635,284

*	Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at
Period-End:

2026

Net unrealized appreciation (depreciation) – investments	$(26,323,611)

Net unrealized appreciation (depreciation) – foreign currencies	(1,470,888)

Temporary book/tax differences	(57,305)

Capital loss carryforward	(271,313,709)

Shares of beneficial interest	614,867,288

Total net assets	$315,701,775

38	Invesco Senior Loan Fund

The difference between book-basis and
tax-basis
unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities, derivative instruments and partnerships.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
For the year ended February 28, 2026, the Subsidiary did not incur any current or deferred federal income tax expense.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of February 28, 2026, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$17,715,593	$252,302,665	$270,018,258

Expiring 2031	1,295,451	-	1,295,451

Total	$19,011,044	$252,302,665	$271,313,709

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2026 was $135,250,030 and $182,514,591, respectively. As of February 28, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$ 18,509,801

Aggregate unrealized (depreciation) of investments	(44,833,412)

Net unrealized appreciation (depreciation) of investments	$(26,323,611)

Cost of investments for tax purposes is $393,852,225.
NOTE 10–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, return of capital distributions, income from the Subsidiary, Litigation settlement and amortization and accretion on debt securities, on February 28, 2026, undistributed net investment income was increased by $1,119,399, undistributed net realized gain (loss) was increased by $9,793 and shares of beneficial interest was decreased by $1,129,192. This reclassification had no effect on the net assets of the Fund.
NOTE 11–Senior Loan Participation Commitments
The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
At the year ended February 28, 2026, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value

Barclays Bank PLC	$1,360,568	$1,224,511

NOTE 12–Dividends
The Fund declared the following monthly dividends from net investment income subsequent to February 28, 2026.

		Amount Per Share
Share Class	Record Date	Payable undefined

Class A	Daily	$0.0338

Class C	Daily	$0.0304

Class Y	Daily	$0.0350

Class IB	Daily	$0.0350

Class IC	Daily	$0.0342

39	Invesco Senior Loan Fund

NOTE 13–Repurchase of Shares
The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule
23c-3(b)
of the 1940 Act.
The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares at net asset value (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers). The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). During the year ended February 28, 2026, the Fund had Repurchase Offers as follows:

Repurchase request deadlines	Percentage of outstanding shares the Fund offered to repurchase	Number of shares tendered (all classes)	Percentage of outstanding shares tendered (all classes)

March 21, 2025	6.0%	743,757	1.2%

April 17, 2025	6.0	890,062	1.5

May 16, 2025	6.0	473,959	0.8

June 20, 2025	6.0	692,941	1.2

July 18, 2025	6.0	544,796	0.9

August 15, 2025	6.0	520,546	0.9

September 19, 2025	6.0	741,796	1.3

October 17, 2025	6.0	573,867	1.0

November 21, 2025	6.0	674,020	1.2

December 19, 2025	6.0	771,557	1.3

January 16, 2026	6.0	537,869	0.9

February 20, 2026	6.0	513,727	0.9

NOTE 14–Share Information

	Summary of Share Activity

	Year ended February 28, 2026 (a)		Year ended February 28, 2025

	Shares	Amount	Shares	Amount

Sold:
Class A	360,486	$ 2,034,402	506,602	$2,926,507

Class C	143,841	815,308	89,583	522,463

Class Y	265,574	1,483,602	49,145	284,025

Class IB	292,580	1,652,399	266,232	1,537,702

Class IC	13,506	76,281	14,202	82,042

Issued as reinvestment of dividends:
Class A	369,621	2,083,760	475,573	2,753,462

Class C	234,347	1,324,165	321,195	1,865,009

Class Y	15,654	88,134	19,445	112,733

Class IB	2,067,809	11,654,966	2,615,029	15,141,785

Class IC	181,123	1,020,147	234,439	1,357,336

Reacquired:
Class A	(1,326,751)	(7,464,003)	(1,305,440)	(7,553,080)

Class C	(875,005)	(4,917,318)	(1,115,105)	(6,468,709)

Class Y	(89,154)	(503,358)	(167,074)	(965,722)

Class IB	(5,162,559)	(29,050,089)	(5,617,670)	(32,543,876)

Class IC	(315,653)	(1,773,778)	(443,850)	(2,561,968)

Net increase (decrease) in share activity	(3,824,581)	$(21,475,382)	(4,057,694)	$(23,510,291)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

40	Invesco Senior Loan Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco Senior Loan Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Senior Loan Fund and its subsidiary (the “Fund”) as of February 28, 2026, the related consolidated statements of operations and cash flows for the year ended February 28, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended February 28, 2026, including the related notes, and the consolidated financial highlights for each of the five years in the period ended February 28, 2026 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2026 and the financial highlights for each of the five years in the period ended February 28, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of February 28, 2026 by correspondence with the custodian, transfer agents, agent banks, portfolio company investees and brokers; when replies were not received from transfer agents, agent banks, portfolio company investees and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
April 28, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

41	Invesco Senior Loan Fund

Tax Information
Form
1099-DIV,
Form
1042-S
and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2026:

Federal and State Income Tax

Qualified Dividend Income*	5.94%

Corporate Dividends Received Deduction*	5.94%

U.S. Treasury Obligations*	0.00%

Qualified Business Income*	0.00%

Business Interest Income*	94.06%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

42	Invesco Senior Loan Fund

Trustees and Officers

The address of each trustee and officer is 11 Greenway Plaza, Houston, Texas 77046-1173. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During At Least The Past 5 Years
Interested Trustees

Jeffrey H. Kupor 1 – 1968 Trustee	2024
Senior Managing Director, Company Secretary and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, Oppenheimer Funds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC
			149	None

Douglas Sharp 1 – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman, Invesco UK Limited; and Director, Chairman and Chief Executive, Invesco Fund Managers Limited	149	None

1
Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Senior Loan Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; and Vice President and Key Account Manager, Liberty Funds Distributor, Inc.	149
Director, Board of Directors of Caron Engineering Inc. Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps
(non-profit);
President and Director of Grahamtastic Connection
(non-profit);
and Trustee of certain Oppenheimer Funds

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	149	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads);;Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	149
Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Investment Company Institute (professional organization); and Independent Directors Council (professional organization) Formerly: Textainer Global Holdings (holding company)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Board Member of the regional board, First Financial Bank Texas; Dean of Mays Business School at Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	149	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Board Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman – 1959 Trustee	2019
Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; and Associate at Ropes & Gray LLP
			149
Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	149	Member and Chairman of the Bentley University Business School Advisory Council Formerly: Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	149	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Edward Perkin – 1972 Trustee	2025	Former: Chief Investment Officer, Equity, Eaton Vance	149	None

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations; Managing Partner, Radiate Capital (private equity sponsor) Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	149	None

T-2	Invesco Senior Loan Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	149	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America.

T-3	Invesco Senior Loan Fund

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023
Chief Operating Officer, Investments & Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC; Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.; Director, Chief Executive Officer and President, Invesco Corporate Class Inc.; Director, Invesco Investment Services, Inc.; and President, Invesco Global Direct Real Estate GP Ltd., Invesco, Inc., Invesco IP Holdings (Canada) Ltd., Invesco Global Direct Real Estate Feeder GP Ltd. and Invesco Financial Services Ltd.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen
			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC and Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust and Invesco QQQ Trust, Series 1; Secretary and Senior Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; Secretary and Senior Vice President, Trinity Investment Management Corporation; Manager, Invesco Specialized Products, LLC and Invesco Capital Management LLC; Manager, Tremont Group Holdings, LLC; Director, Tremont (Bermuda) Limited; Assistant Secretary, W.L. Ross & Co., LLC; Assistant Secretary, Invesco Private Capital, Inc.; and Assistant General Counsel and Assistant Secretary, Invesco Senior Secured Management, Inc.

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc.; Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Assistant Vice President, Invesco Funds
			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust and Invesco QQQ Trust, Series 1.

Formerly: Director, Invesco Trust Company; Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.
			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly, Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett.
			N/A	N/A

T-4	Invesco Senior Loan Fund

Trustees and Officers
–(continued)

Office of the Fund
1331 Spring Street NW, Suite 2500
Atlanta, GA 300309

Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7018

Counsel to the Independent Trustees
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019
Investment Adviser Invesco Advisers, Inc. 1331 Spring Street NW, Suite 2500 Atlanta, GA 30309 Investment Sub-Adviser Invesco Senior Secured Management, Inc. 225 Liberty Street New York, NY 10281	Distributor Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173 Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021 Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-5	Invesco Senior Loan Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
∎
Fund reports and prospectuses
∎
Quarterly statements
∎
Daily confirmations
∎
Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form
N-PORT.
The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form
N-PORT
filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at
invesco.com/corporate/about-us/esg.
The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent
12-month
period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05845	Invesco Distributors, Inc.	VK-SLO-AR-1

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended February 28, 2026.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee: Anthony J. LaCava, Jr. and James Liddy. Each of these audit committee financial experts is “independent” within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2026	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2025
Audit Fees	$118,170	$115,853
Audit-Related Fees(1)	$43,893	$50,900
Tax Fees(2)	$27,758	$30,165
All Other Fees	$0	$0

Total Fees	$189,821	$196,918

(1)	Audit-Related Fees for the fiscal year ended 2026 and 2025 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended 2026 and 2025 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2026 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2025 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,195,000	$1,141,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,195,000	$1,141,000

(1)	Audit-Related Fees for the fiscal years ended 2026 and 2025 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,726,000 for the fiscal year ended February 28, 2026 and $6,489,000 for the fiscal year ended February 28, 2025. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,948,758 for the fiscal year ended February 28, 2026 and $7,660,165 for the fiscal year ended February 28, 2025.

PwC provided audit services to the Investment Company complex of approximately $35 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Anthony LaCava, Jr., Cynthia Hostetler, Eli Jones, James Liddy, Teresa Ressel and Daniel Vandivort.

(b) Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Invesco’s Policy Statement on Global
Corporate Governance
and Proxy Voting
Effective March 2026

Table of Contents

I.	Introduction	3
	A. Our Approach to Proxy Voting	3
	B. Scope of Policy	3

II.	Global Proxy Voting Operational Procedures	3
	A. Oversight and Governance	3
	B. The Proxy Voting Process	4
	C. Proxy Voting Administration	4
	D. Retention and Oversight of Proxy Service Providers	5
	E. Disclosures and Recordkeeping	6
	F. Market and Operational Limitations	7
	G. Securities Lending	7
	H. Conflicts of Interest	8
	I. Voting of Affiliated Holdings and Funds of Funds	9
	J. Review of Policy	9

III.	Our Good Governance Principles	9
	A. Transparency	10
	B. Accountability	11
	C. Board Composition and Effectiveness	13
	D. Capitalization	15
	E. Environmental and Social Issues	16
	F. Executive Compensation and Performance Alignment	17

I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients. The policy generally applies where Invesco invests and manages investments on behalf of its clients and has been delegated proxy voting authority.
A.
Our Approach to Proxy Voting
Proxy voting is an integral aspect of the investment management services Invesco provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive long-term shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Scope of Policy
Invesco’s investment teams vote proxies on behalf of Invesco funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A. Additionally, eligible exchange-traded funds may participate in Invesco’s Proxy Voting Choice Program Pilot. Eligible funds are listed in Exhibit B.
II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Global Corporate Governance & Advisory team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
The Global Corporate Governance & Advisory team and the Global Invesco Proxy Advisory Committee (“Global IPAC”) provides oversight of the proxy voting process. For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, Investment Stewardship and Government Affairs departments may also participate in Global IPAC meetings. The Global Head of Corporate Governance & Advisory chairs the committee. The Global IPAC provides a forum for investment teams to:
●
monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
●
assist Invesco in meeting regulatory obligations;
●
review votes not aligned with our good governance principles; and
●
consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Global Corporate Governance & Advisory team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B.
The Proxy Voting Process
When making voting decisions, Invesco’s investment teams may take a wide array of factors into consideration and may utilize information from various sources, including, but not limited to, company filings, company site visits, management engagements, industry trade groups, third-party research, internal proprietary research and Invesco’s internal Good Governance Principles set out in Section III of this policy.
Our Global Voting Policy and Good Governance Principles apply to all relevant asset classes, however, there may be different approaches to voting for certain asset classes. For example, voting decisions with respect to investments in fixed income securities and privately held securities will generally be made by the relevant investment teams based on their evaluation of the specific transactions or matters under consideration. In the event this Policy or Invesco’s Good Governance Principles do not provide a vote recommendation, and an investment team does not make a voting decision, Invesco will vote the proxy item consistent with the recommendation of the issuer.
Invesco’s investment teams are supported by a centralized investment stewardship function, including the Global Corporate Governance & Advisory team which evaluates proxy proposals. For certain investment teams of actively-managed products, the Global Corporate Governance & Advisory team evaluates proxy ballot items, analyzes proxy proposals to facilitate decision-making by the investment teams, and casts votes in accordance with the investment team’s instructions. For certain passively-managed investment strategies that seek to track an index, the Global Corporate Governance & Advisory team may evaluate and execute votes on proposals that meet pre-defined criteria, including materiality thresholds. This team may utilize information from various sources, including but not limited to company filings, management engagements, industry trade groups, third-party research, internal proprietary research and the Good Governance Principles in Section III of this Policy. Investment teams retain discretion to vote proxies independently of, or consistent with, this Policy, the Good Governance Principles and any recommendations from the Global Corporate Governance & Advisory team. There may also be instances where different investment teams reach different positions on voting issues for the same proxy.
C.
Proxy Voting Administration
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Global Corporate Governance & Advisory team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Global Corporate Governance & Advisory team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems are designed to facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. To efficiently execute proxy voting for clients’ holdings, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
D.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services. To the extent Proxy Service Providers consider non-financial factors in their proxy research and recommendations, Invesco may take that into account when evaluating their proxy research and recommendations.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to investment teams to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Global Corporate Governance & Advisory team periodically monitors for these research alerts issued by Proxy Service Providers with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.

Invesco reviews the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm that their related controls were in place and to provide reasonable assurance that the related controls operated effectively.
E.
Disclosures and Recordkeeping
This Policy is maintained by the Global Corporate Governance and Advisory team and accessible on the Invesco website. Records of votes cast by Invesco on behalf of clients are retained electronically for at least seven (7) years unless otherwise required by local or regional requirements by Invesco’s Technology Department and by our Proxy Service Provider. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
●
In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30 for each U.S. registered fund. In addition, Invesco, as an institutional investment manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31 of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.
●
To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
●
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the UK Financial Conduct Authority’s Conduct of Business Sourcebook (“UK COBS”), Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
●
In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.
●
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
●
In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
●
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.

●
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
●
In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
●
In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
F.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:
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Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
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Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
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Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.
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Invesco held shares on the record date but sold them prior to the meeting date.
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Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.
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Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
G.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where Invesco fund shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to recall all securities on loan systematically in a timely manner on a best efforts basis for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
H.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited to, the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Global Corporate Governance & Advisory team. These criteria are monitored and updated periodically by the Global Corporate Governance & Advisory team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote of the Sub-committee.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will instruct “abstain” on proxies issued by Invesco Ltd. that are held in client accounts. If an “abstain” vote is not operationally possible, Invesco will not vote the shares.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issue.

I.
Voting of Affiliated Holdings and Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
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When required by law or regulation, securities issued by an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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When required by law or regulation, securities issued by an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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Securities issued by non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote in line with the firm level conflicts of interest process described above.
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Where client accounts are invested directly in securities issued by Invesco affiliates and Invesco has proxy voting authority, securities will be voted in the same proportion as the votes of external shareholders of the underlying securities. If proportional voting is not possible, the securities will be voted in line with a Proxy Service Provider’s recommendation.
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Where Invesco invests in its own products (either as seed capital or otherwise), securities will be voted in line with recommendations of the issuer’s management or board.
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Unless it decides to solicit investor instructions, Invesco shall not vote the securities of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.
J.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure that this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global Corporate Governance & Advisory team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique facts and circumstances applicable to each company, issue, and individual ballot item. These include relevant market laws and regulations, country-specific best practices or corporate governance codes, the issuer’s public disclosures, internal research, input from external research providers, and any dialogue we have had with company management. As a result, investment teams may reach different conclusions on portfolio companies and may cast different votes at the same shareholder meeting. When investment teams choose to vote a proxy that is contrary to the principles below or internal proxy voting guidelines, they are required to document their rationales.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.
External auditor ratification and audit fees:
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.

Related-party transactions: Invesco will generally consider the following factors when evaluating related party transactions, among others:
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disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
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the transaction must be fair and appropriate, with a sound strategic rationale;
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the company should provide an independent opinion either from the supervisory board or an external financial adviser;
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minority shareholders’ interests should be protected; and
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the transactions should be on an arm’s length basis.
Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
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accept or approve a variety of routine reports; and
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approve provisionary financial budgets and strategy for the current year.
B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt anti-takeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for anti-takeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
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We generally support proposals for the removal of anti-takeover provisions.
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights:

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Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
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Ownership threshold: at least three percent (3%) of the voting power;
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Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;
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Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
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Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.
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Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We generally will not support proposals to prohibit shareholders’ right to call special meetings.
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Shareholder ability to act by written consent: Generally, we assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
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Shareholders’ current right to call special meetings; and
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Investor ownership structure.
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Supermajority vote requirements: Generally, we vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base, especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
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Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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We may support management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting), if companies fulfill their responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. In particular, Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;

ii.
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii.
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
iv.
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and should be free from conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
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We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.
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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
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We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
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We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is not disclosed or below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Other Board Qualifications: In our view, an effective board should be comprised of qualified and engaged directors with a mix of skills, experience, perspectives and characteristics. We recognize that the presence of a variety of these factors in the boardroom may contribute to robust challenge, debate, and innovation, and allows the board to make informed judgements. We expect companies to comply with their local market legal requirements or listing standards for board diversity and to the extent that a company fails to comply with such requirements, Invesco will generally vote against the nominating committee chair, or nearest equivalent. Invesco will also consider the professional experience of the individuals on the board and how they underpin the company’s performance and long-term shareholder value, among other factors.
Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a variety of director viewpoints and experience. It is our view that an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Governance failures: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the company it oversees. Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. Invesco may take voting action against director nominees in response to material failures of governance, risk oversight or fiduciary responsibilities at the company that adversely affect shareholder value. This may include, bribery, fines or sanctions from regulatory bodies, demonstrably poor risk oversight, or adverse legal judgments, among other things. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
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We will generally support proposals requesting that directors stand for election annually.
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We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
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We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
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Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.
Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D.
Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will generally evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company's long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for anti-takeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
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We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
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We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
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We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
E.
Environmental and Social Issues
Shareholder proposals addressing environmental and social issues: We recognize environmental and social shareholder proposals are nuanced and require company specific analysis, and therefore, Invesco will analyze such proposals on a case-by-case basis. When analyzing such proposals, we will consider the following factors, among others:
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whether we consider the adoption of such proposal would promote long-term shareholder value;
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the materiality of the issue(s) being raised;
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whether there are fines or litigation, significant controversies including reputational risks associated with the company’s practices or policies related to the issue(s) raised in the proposal;
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the board’s written response to the proposal in the proxy and whether the company has already responded or taken action to appropriately address the issue(s) raised in the proposal.
Additionally, Invesco may consider the company's existing level of disclosure and track record on environmental and social issues or if the company already complies with relevant local laws and regulations as it relates to the issue(s) raised in the proposal; the intentions of the proponent(s) and how they impact the company’s long-term economic success; if the proposal requests greater transparency or disclosure to make an informed assessment; and whether the proposal’s requested action is unduly burdensome (scope or timeframe) or overly prescriptive.

F.
Executive Compensation and Performance Alignment
Invesco supports compensation policies and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
vi.
excessive, discretionary one-time equity grants are awarded to executives; and/or
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally support proposals requiring submission of severance agreements for certain senior executives for shareholder ratification.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on pay practices.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à r.l.1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Limited*1
Invesco Trust Company
OppenheimerFunds, Inc.
WL Ross & Co. LLC

* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

Exhibit B
The Invesco Proxy Voting Choice Program (the “Proxy Voting Choice”) is available to certain eligible clients and shareholders and provides the ability to choose from a menu of distinct voting policy options that support different voting objectives. As implemented through Invesco’s internal Proxy Voting Choice procedures, clients or shareholders that participate in Proxy Voting Choice have the option of selecting a voting policy option which directs how their proportionate shares of the eligible product are voted at corporate shareholder meetings. Invesco Proxy Voting Choice aims to facilitate greater alignment of proxy voting with eligible client/shareholder interests with respect to the products specified below.
The Proxy Voting Choice pilot program is available to shareholders of the following products:
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Invesco S&P 100 Equal Weight ETF

Proxy Voting Guidelines
for
Invesco Asset Management (Japan) Limited

Invesco Japan Proxy Voting Guideline
Invesco Japan (hereinafter “we” or “our) votes proxies to maximize the interests of our clients (investors) and beneficiaries in the long term, acknowledging the importance of corporate governance based on fiduciary duties to our clients (investors) and beneficiaries. We do not vote proxies for the interests of ourselves and any third party other than clients (investors) and beneficiaries. The interests of clients (investors) and beneficiaries are to expand the corporate value or the shareholders’ economic interests or prevent damage thereto. Proxy voting is an integral part of our stewardship activities, and we make voting decisions considering whether the proposal would contribute to corporate value expansion and sustainable growth.
To vote proxies adequately, we have established the Responsible Investment Committee and developed the Proxy Voting Guideline to govern the decision-making process of proxy voting. While we may seek advice from an external service provider based on our own guidelines, our investment professionals make voting decisions in principle, based on the proxy voting guideline, taking into account whether they contribute to increasing the subject company’s shareholder value.
Responsible proxy voting and constructive dialogue with investee companies are important components of stewardship activities. While the Proxy Voting Guideline are principles for our voting decisions, depending on the proposals, we may make an exception if we conclude that such a decision is in the best interests of clients (investors) and beneficiaries after having constructive dialogue with the investee companies. In such a case, approval of the Responsible Investment Committee shall be obtained.
The Responsible Investment Committee consists of members including Chief Investment Officer, as the chair, Head of Compliance, Head of ESG, investment professionals nominated by the chair and the other members, including persons in charge at the Client Reporting department.
We have established the Conflict of Interest Management Policy. In the situation that may give rise to a conflict of interest, we aim to control it in the best interests of clients (investors) and beneficiaries. The Compliance department is responsible for governing company-wide control of a conflict of interest. The Compliance department is independent of Investment and Sales departments and shall not receive any command or order for the matters compliant with the laws and regulations, including a conflict of interest, from them.
Proxy Voting Guidelines
1. Appropriations of Retained Earnings and Dividends
We decide how to vote on proposals seeking approval for appropriations of retained earnings and dividends, taking into account the subject company’s financial conditions and business performance, shareholders’ economic interests and so on.
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Taking into account the company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting against the proposals unless reasonable explanations are given by the company.
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With respect to the company where the Board of Directors determines appropriations of retained earnings, taking into account the subject company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting against the reappointment of board directors unless reasonable explanations are given by the company.
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Taking into account the subject company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting for shareholder proposals increasing shareholder returns.

2. Appointment of Board Directors
We decide how to vote on proposals concerning the appointment of board directors, taking into account their independence, competence, anti-social activity records (if any), and so on. Furthermore, we decide how to vote on the reappointment of board directors, taking into account their corporate governance practices, accountability during their tenures, the company’s business performance and anti-social records (if any), and so on in addition to the above factors.
Board directors should make best efforts to continuously gain knowledge and skills to fulfill the critical role and responsibilities in the company’s governance. A company should also provide sufficient training opportunities.
Independent outside directors are expected to play a significant role, such as safeguarding minority shareholders’ interests through action based on their insights to increase the company’s corporate value. It is desirable to enhance the board’s governance function with independent outside directors accounting for the board majority. However, given the challenge to secure competent candidates, we also recognize that it is difficult for all the companies, irrespective of their size, to deploy the independent outside directors’ majority on the Board.
Sufficient disclosure is a prerequisite for reflecting the assessment of independence and suitability of director candidates and board composition in voting decisions. Currently, there are cases where sufficient information cannot be obtained due to insufficient disclosure on a board chair, each committee’s function and committee chairs in Notice of Annual General Meeting (AGM) and a corporate governance report, as well as untimeliness of these issuances. We generally make decisions based on Notice of AGM, a corporate governance report and an annual securities report disclosed by the time of voting. However, this shall not apply if we obtain such information from direct engagement with the company or find relevant disclosure elsewhere.
(1)
Independence
We generally vote for the appointment of outside directors. However, we generally vote against if a candidate is not regarded as independent of the subject company. It is desirable that the company discloses information, such as numerical data, which supports our decision on board independence.
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We view the following outside director candidates are not independent enough.
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Candidates who have been working for the following companies for the last ten years or are those people’s relatives.
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The subject company
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Its subsidiary
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Its parent company
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Candidates who have been working for the following companies for the last five years or are those people’s relatives.
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Shareholders who own more than 10% of the subject company
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Principal loan lenders
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Principal securities brokers
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Major business partners
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Auditors
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Audit companies, consulting companies or any related service providers which have any consulting contracts with the subject company
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Any other counterparts which have any interests in the subject company

In cases other than above, we separately scrutinize the independence of candidates who are regarded as not independent enough.
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We take extra care when we assess the independence of candidates from a company which is regarded as a policy shareholder under cross shareholding, mutually sends outside directors to each other, and so on, as such cases potentially raise doubts about their independence. The company should give reasonable explanations. It is also desirable that the company contrives the timing and method of disclosure to allow investors to understand those relationships enough.
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We judge board independence according to the stock exchange’s independence criteria with emphasizing independence ensured practically. We consider each company’s business environment and make the best effort to engage with the subject company to determine the independence of the candidates.
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We regard an outside director with a significantly long tenure as non-independent and consider voting against the reappointment of such an outside director. We generally consider voting against the reappointment of outside directors whose tenures are longer than ten years.
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If the subject company is a company with Audit Committee, we judge the independence of outside director candidates who become audit committee board members using the same independence criteria for the appointment of statutory auditors in principle.
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We generally consider voting against the appointment of top executives and a nominating committee chair at a company with three Committees if independent outside directors of the subject company account for less than 1/3 of the Board after the AGM. However, this shall not apply if we confirm sufficient planning or special circumstances on increasing the number of independent outside directors in engagements.
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In case the subject company has a parent company or controlling shareholders, we generally consider voting against the appointment of top executives and a nominating committee chair at a company with three Committees if independent outside directors account for less than half of the Board after the AGM. However, this shall not apply if we confirm sufficient planning or special circumstances on increasing the number of independent outside directors in engagements.
(2)
Attendance rate and concurrent duties
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All members are expected to attend board and respective committee meetings in principle. A Company is generally obligated to facilitate all members to attend these meetings. We generally vote against the reappointment of board directors who attended less than 75% of board or respective committee meetings.
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We take into account not only the number of attendance but nomination reasons and candidates’ real contributions if disclosed.
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We take extra care when we assess the capability of board directors who have many concurrent duties as a director or statutory auditor of listed companies, as such cases potentially raise doubts about their capacity given the importance of directors’ role and responsibilities. Accordingly, we consider voting against the appointment of board directors who perform five or more duties as a director or statutory auditor of a listed company or equivalent company. However, in case nominees serve as executive director or statutory auditor of a listed company or equivalent company, we consider voting against the appointment of directors who perform three or more duties.
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If a company nominates a board director with many concurrent duties, it should provide reasonable explanations. It is also desirable that the company contrives disclosure timing and methods to allow investors to understand the situation enough.

(3)
Company’s business performance
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We consider voting against the reappointment of board directors if the subject company made a loss for the three consecutive years during their tenures.
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We consider voting against the reappointment of board directors if we judge that the subject company’s business performance significantly lags the peers in the same industry during their tenures.
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We consider voting against top executives if, concerning capital efficiency including return on capital, effective business strategies achieving corporate value expansion and sustainable growth are not demonstrated, and appropriate disclosures and sufficient constructive dialogues are not conducted.
(4)
Company’s anti-social activities
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If we judge that a corporate scandal damages or is likely to damage shareholder value with having a significant effect on society during a board tenure, we conduct adequate dialogues with the subject company on the background and subsequent resolutions of the scandal. Based on the dialogues, we decide how to vote on the reappointment of top executives, board directors in charge of those cases and audit committee board members at a company with Audit Committee or three Committees, considering the impact on shareholder value.
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With respect to domestic corporate scandals, at the time a company receives administrative dispositions to cartel, bid-rigging, and so on from authorities, such as the Fair Trade Commission, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees. However, in case final dispositions are subsequently determined based on appeal or complaints resolutions, we do not vote against the reappointment again at that time. We vote on a case-by-case basis concerning compensation orders in a civil case, dispositions from the Consumer Affairs Agency or administrative dispositions from overseas authorities.
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With respect to administrative dispositions to an unlisted subsidiary or affiliate, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees of the holding or parent company. If a subsidiary or affiliate is listed, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees of both the subsidiary or affiliate and the holding or parent company. However, we may vote on a case-by-case basis, depending on the importance of the disposition to the subsidiary or affiliate, its impact on the holding or parent company’s financial performance, and so on.
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With respect to employees’ scandals, if the scandal damages or is likely to damage shareholder value, and we judge that the subject company owes management responsibility, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees.
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We consider voting against the reappointment of board directors if the subject company engages in window dressing or inadequate accounting practices during their tenures.
(5)
Activities against shareholder interest
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If a company raises capital through an excessively dilutive third-party allotment without a shareholders’ meeting’s approval, we consider voting against the reappointment of board directors, particularly top executives.
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If a company raises capital through a large-scale public offering without reasonable explanations, we consider voting against the reappointment of board directors, particularly top executives.
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If a company does not execute a shareholder proposal regarded as favorable for minority shareholders receiving the majority support from shareholders or does not make a similar company proposal at an AGM in the following year, we consider voting against the appointment of top executives.

(6)
Others
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If a company insufficiently discloses board director candidates’ information, we generally vote against such candidates.
3. Composition of Board of Directors
While each company’s board structure would differ depending on its size and so on, we believe that a company with three Committees (Nomination, Audit and Remuneration) is desirable to achieve better governance as a listed company. For a company with Board of Statutory Auditors (Kansayaku) or Audit Committee, it is also desirable to voluntarily deploy a Nomination Committee, a Remuneration Committee and other necessary committees. Besides, it is desirable that Board Chair is an independent outside director. We believe that a highly transparent board composition ensures management accountability and contributes to sustained enterprise value expansion. Finally, the disclosure of the third-party assessment on the Board of Directors is desirable.
To strengthen the Board of Directors’ monitoring function and increase its transparency and effectiveness, we believe it is important to ensure gender, nationality, career, and age diversity in principle. It is desirable that each company adopts a skills matrix that defines the diversity and expertise required to fulfill the Board’s responsibilities reflecting its situation and selects director candidates accordingly.
We are concerned about retired directors assuming consulting, advisory or other similar positions which could negatively impact transparency and decision making of the Board. If such positions exist, and retired directors assume them, it is desirable that the company discloses their existence, their expected roles and contributions and compensations for such posts.
(1)
Number of board members and change in board composition
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We decide how to vote on proposals concerning the number of board members and change in board composition, taking into account the impacts on the subject company and shareholders’ economic interests compared to the current situations.
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The number of board members should be optimized to make the right management decision at the right time. We may consider each company’s business situation and scale. However, we generally consider voting against the appointment of top executives and a nominating committee chair at a company three Committees if the number of board members is expected to exceed 20 without decreasing from the previous AGM, and reasonable explanations are not given.
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We generally vote against the appointment of top executives and a nomination committee chair at a company three Committees if a decrease in outside directors or an increase in internal directors significantly reduces the percentage of outside directors, which potentially causes governance problems.
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If there are two or more females on the Board, we consider voting against the appointment of top executives and a nomination committee chair at a company three Committees. However, this shall not apply if 20% or more of board members are females, or we confirm sufficient planning or special circumstances on increasing the number of female directors in engagements.
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We believe that board diversity is important and may set a higher target for a female board member ratio in the future. Similarly, we may set a racial and nationality diversity target, especially for companies with global business operations.
(2)
Procedures of board director appointment, scope of their responsibilities and so on
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We decide how to vote on proposals concerning change in board director appointment procedures, taking into account the rationales, and so on, compared to the current procedures.
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We generally vote against proposals reducing board directors’ responsibilities for financial damages on fiduciary duty breach.

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Board directors’ responsibilities include effective monitoring of top executives succession planning. The Nomination Committee at a company with three Committees or the arbitrary Nomination Committee created at a company with the other governance structures should provide effective monitoring of successor development and appointment with transparency. It is desirable that an independent outside director serves as Nomination Committee Chair. If we judge that the succession procedure significantly lacks transparency and rationality, we consider voting against the appointment of top executives.
4. Appointment of Statutory Auditors (Kansayaku)
We decide how to vote on proposals concerning the appointment of statutory auditors, taking into account their independence, competence and anti-social activities records (if any), and so on. We decide how to vote on the reappointment of statutory auditors, taking into account their corporate governance practices and accountability during their tenures, the company’s anti-social activity records, and so on in addition to the above factors.
Statutory auditors and audit committee board directors at a company with Audit committee or three Committees should have deep knowledge specialized in accounting, laws and regulations and should make best efforts to continuously gain knowledge and skills to fulfill the critical role and responsibilities in the company’s governance. A company should also provide sufficient training opportunities.
(1)
Independence
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We generally vote against the appointment of outside statutory auditors without independency.
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In general, a person who has no relationship with the subject company other than a statutory auditor appointment is regarded as independent.
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We regard that an outside statutory auditor with a significantly long tenure is not independent and generally vote against the reappointment of such an outside statutory auditor. We generally consider voting against the candidate whose tenure is longer than ten years.
(2)
Attendance rate and concurrent duties
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All statutory auditors are expected to attend board or board of statutory auditors meetings in principle. A companies is generally obligated to facilitate all statutory auditors to attend these meetings. We generally vote against the reappointment of statutory auditors who attended less than 75% of board or board of statutory auditors meetings.
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We take into account not only the number of attendance but nomination reasons and candidates’ real contributions if disclosed.
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We take extra care when we assess the capability of statutory auditors who have many concurrent duties as an director or statutory auditor of listed companies, as such cases potentially rise doubts about their capacity, given the importance of statutory auditors’ role and responsibilities. Accordingly, we consider voting against the appointment of statutory auditors who perform five or more duties as a board director or statutory auditor of a listed company or equivalent company. However, in case nominees serve as executive director or statutory auditor of a listed company or equivalent company, we consider voting against the appointment of statutory auditors who perform three or more duties.
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If a company nominates a statutory auditor with many concurrent duties, it should give reasonable explanations. It is also desirable that the company contrives disclosure timing and methods to allow investors to understand the situation enough.
(3)
Accountability
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If there are material concerns about a published audit report or audit procedures, or insufficiencies of required disclosures, we vote against the reappointment of statutory auditors.

(4)
Company’s anti-social activities
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If we judge that a corporate scandal damages or is likely to damage shareholder value with having a significant impact on society during a statutory auditor’s tenure, we conduct adequate dialogues with the subject company on the background and subsequent resolutions of the scandal. Based on the dialogues, we decide how to vote on the reappointment of statutory auditors, considering the impact on shareholder value.
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With respect to domestic corporate scandals, at the time a company receives administrative dispositions to cartel, bid-rigging, and so on from authorities, such as the Fair Trade Commission, we consider voting against the reappointment of statutory auditors. However, in case the final dispositions are subsequently determined based on appeal or complaints resolutions, we do not vote against the reappointment again at that time. We vote on a case-by-case basis concerning compensation orders in a civil case, dispositions from the Consumer Affairs Agency or administrative dispositions from overseas authorities.
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With respect to administrative dispositions to an unlisted subsidiary or affiliate, we consider voting against the reappointment of statutory auditors of the holding or parent company. If a subsidiary or affiliate is listed, we consider voting against the reappointment of statutory auditors of both the subsidiary or affiliate and the holding or parent company. However, we may decide on a case-by-case basis, depending on the importance of the dispositions to the subsidiary or affiliate, its impact on the holding or parent company’s financial performance, and so on.
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With respect to employees’ scandals, if the scandal damages or is likely to damage shareholder value, and we judge that the subject company owes management responsibility, we consider voting against the reappointment of statutory auditors.
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We consider voting against the reappointment of statutory auditors if the subject company engages in window-dressing or inadequate accounting practices during their tenures.
5. Composition of Board of Statutory Auditors (Kansayaku)
We decide how to vote on proposals concerning the number of members or change in composition of the board of statutory auditors, taking into account the impact on the subject company and shareholders’ economic interests compared to the current situations.
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We consider an increase in statutory auditors favorably. However, in case of a decrease, we consider voting against the reappointment of top executives unless clear and reasonable explanations are given.
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We consider the same for audit committee board members for a company with Audit Committee.
6. Appointment of Accounting Auditors
We decide how to vote on proposals concerning the appointment and replacement of accounting auditors, taking into account their competence, audit fee levels, and so on.
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We generally vote against the reappointment of statutory auditors (Kansayaku) or audit committee board members at a company with Audit Committee or three Committees if we judge that a company reappoints an accounting auditor without replacing it despite the following accounting audit problems.
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It is determined that an accounting auditor provides an unfair opinion on the company’s financial conditions.
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In case there are concerns on financial statements, required disclosures are insufficient.
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In case an accounting auditor has a service contract other than accounting audit services with the subject company, it is regarded that such a contract creates a conflict of interest between them.
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Excessive audit fees are paid.
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It is regarded that an accounting auditor makes fraud or negligence.

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If it is regarded that an accounting auditor has issues in other company’s audits, in case a company appoints or reappoints the accounting auditor without replacing it, we take the impact on the company’s corporate value full consideration into voting decisions.
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We generally vote against proposals concerning accounting auditor replacement if it is regarded that a company changes an incumbent accounting auditor due to a dispute about accounting principles.
7. Compensation for Board Directors, Statutory Auditors (Kansayaku) and Employees
(1)
Board directors’ salaries and bonuses
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It is desirable to increase the proportion of stock incentive plans in board directors’ salaries and bonuses, on condition that a performance-based compensation structure is established, transparency, such as disclosures of a benchmark or formula laying the foundations for calculation, ensures accountability, and the impact on shareholders, such as dilution, are taken into considerations. The Remuneration Committee at a company with three Committees (Nomination, Audit and Remuneration) or the arbitrary Remuneration Committee preferably deployed at a company with the other governance structures should ensure the accountability of compensation schemes. It is desirable that an independent outside director serves as Remuneration Committee Chair.
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We consider voting against proposals seeking approval for salaries and bonuses in the following cases.
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Negative correlation between company’s financial performance and directors’ salaries and bonuses are observed.
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Inappropriate systems and practices are in place.
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The total amount of salaries and bonuses is not disclosed.
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Management failures, such as a significant share price decline or serious earnings deterioration, are apparent.
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The remuneration proposal includes people determined to be responsible for activities against shareholder interest.
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We generally vote for shareholder proposals requesting disclosure of individual directors’ salaries and bonuses.
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If a company implements any measures ensuring transparency other than disclosure, we take it into consideration.
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If there is no proposal seeking approval for directors’ salaries and bonuses, and the compensation structure lacks transparency, we consider voting against the appointment of top executives.
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We generally vote against bonuses for statutory auditors at a company with Board of Statutory Auditors and audit committee board members at a company with Audit Committee.
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We separately consider voting to audit committee board members at a company with three Committees.
(2)
Stock incentive plans
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We decide how to vote on proposals concerning stock incentive plans, including stock options and restricted stock units, taking into account the impact on shareholder value and rights, compensation levels, the scope, the rationales, and so on.
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We generally vote against proposals seeking to lower the strike price of stock options.
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We generally vote for proposals seeking to change the strike price on condition that shareholders’ approval is required every time.

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We generally vote against stock incentive plans if the terms and conditions for exercising options, including equity dilution, lack transparency. We generally consider voting against proposals potentially causing 10% or more equity dilution.
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It is desirable that stock incentive plans is a long-term incentive aligned with sustainable growth and corporate value expansion. As such, we generally vote against stock incentive plans allowing recipients to exercise all the rights within two years after vested for the subject fiscal year. However, this shall not apply to recipients who retire during the subject fiscal year. We assess the validity if a vesting period is regarded as too long.
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We generally vote against stock incentive plans granted to statutory auditors and audit committee board members at a company with Audit Committee.
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We separately consider stock incentive plans granted to audit committee board members, including both inside and outside directors, at a company with three Committees.
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We generally vote against stock incentive plans granted to any third parties other than employees.
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We generally vote against stock incentive plans in case a company is likely to adopt the plans as takeover defense.
(3)
Employee stock purchase plan
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We decide how to vote on proposals concerning employee stock purchase plans, taking into account the impact on shareholder value and rights, the scope and the rationales, and so on.
(4)
Retirement benefits for board directors
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We decide how to vote on proposals concerning grant of retirement benefits, taking into account the scope and scandals (if any) of recipients and business performance and scandals (if any) of the subject company, and so on.
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We generally vote for proposals granting retirement benefits if all the following criteria are satisfied.
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The granted amount is disclosed.
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Outside directors, statutory auditors and audit committee board members at a company with Audit Committees are excluded.
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Recipients do not cause any significant scandals during their tenures.
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The subject company does not make a loss for the three consecutive years, or its business performance is not determined to significantly lag behind the peers in the same industry.
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The company does not cause scandals that significantly impact society and damage, or are unlikely to damage, shareholder value during their tenures.
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The company does not engage in window-dressing or inadequate accounting practices during their tenures.
8. Cross-shareholdings
If a company holds shares for the sake of business relations (cross shareholdings), the company should explain the medium- to long-term business and financial strategies, including capital costs, and disclose proxy voting guidelines, voting results, and so on. If the company does not give reasonable explanations and engage in constructive dialogues, we consider voting against the appointment of top executives. It is important that the company does not hinder the sales/reduction of cross shareholdings when a policy shareholder intends. In addition, a company should formulate a policy for institutional investor engagements, considering its shareholder composition, and conduct business with an awareness of capital costs and stock prices.
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If a company's cross shareholdings account for 20% or more of its net assets, we generally consider voting against the appointment of top executives. However, this shall not apply if we confirm that the company makes a reduction, does sufficient planning or has industry-specific circumstances that should be taken into consideration in engagement.
9. Capital Policy
As a listed companies’ capital policy is likely to significantly impact shareholder value and interests, a company should implement a rational capital policy and explain capital policy guidelines to shareholders. We consider voting against proposals concerning capital policies that we judge damage shareholder value. If a company has a capital policy that is not part of proposals at an AGM but regarded to damage shareholder value, we consider voting against the reappointment of board directors.
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It is undesirable that a company intends to maintain or increase so-called “friendly” stable shareholders and infringes minority shareholders’ rights by the third-party allotment, treasury stocks transfer or company management holdings’ transfer to foundations affiliated with the company.
(1)
Change in authorized shares
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We decide how to vote on proposals seeking to increase authorized shares, taking into account the impact on shareholder value and rights, the rationales, the impact on the sustainability of stock market listing and a going concern, and so on.
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We generally vote for proposals seeking to increase authorized shares if we judge that not increasing authorized shares is likely to lead to delisting or have a significant impact on a going concern.
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We generally vote against proposals seeking to increase authorized shares after an acquirer emerges.
(2)
New share issue
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We decide how to vote on new share issues, taking into account the rationales, the terms and conditions of issues, the impact of dilution on shareholder value and rights and the impact on the sustainability of stock market listing or a going concern, and so on.
(3)
Share repurchase and reissue
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We decide how to vote on proposals concerning share repurchase or reissue, taking into account the rationales, and so on.
(4)
Stock split
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We generally vote for proposals seeking a stock split.
(5)
Consolidation of shares (reverse stock split)
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We decide how to vote on proposals seeking consolidation of shares, taking into account the rationale, and so on.
(6)
Preferred shares
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We generally vote against proposals seeking to issue blank-cheque preferred shares or increase authorized shares without specifying voting rights, dividends, conversion and other rights.
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We generally vote for proposals seeking to issue preferred shares or increase authorized shares if voting rights, dividends, conversion and other rights are specified, and those rights are regarded as reasonable.
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We generally vote for proposals requiring approvals for preferred shares issues from shareholders.
(7)
Convertible bonds
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We decide how to vote on proposals seeking to issue convertible bonds, taking into account the number of new shares, the time to maturity, and so on.

(8) Corporate bonds and credit facilities
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We decide how to vote on proposals concerning a corporate bond issue or a credit facility expansion, taking into account the subject company’s financial conditions, and so on.
(9) Debt capitalization
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We decide how to vote on proposals seeking to change the number of authorized shares or issue shares for debt restructuring, taking into account the terms and conditions of the change or the issue, the impact on shareholder value and rights, the rationales, the impact on the sustainability of stock market listing and a going concern, and so on.
(10) Capital reduction
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We decide how to vote on proposals concerning capital reduction, taking into account the impact on shareholder value and rights, the rationales and the impact on the sustainability of stock market listing and a going concern, and so on.
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We generally vote for proposals seeking capital reduction following standard accounting procedures.
(11) Financing plan
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We decide how to vote on proposals concerning a financing plan, taking into account the impact on shareholder value and rights, the rationales and the impact on the sustainability of stock market listing and a going concern, and so on.
(12) Capitalization of reserves
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We decide how to vote on proposals seeking capitalization of reserves, taking into account the rationales, and so on.
10. Amendment to Articles of Incorporation and Other Legal Documents
(1) Change in an accounting period
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We generally vote for proposals seeking to change an accounting period unless it is regarded as an aim to delay an AGM.
(2) Amendment to articles of incorporation
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We decide how to vote on proposals to amend an article of incorporation, taking into account the impact on shareholder value and rights, the necessity, the rationales, and so on.
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We generally vote for proposals seeking to amend an article of incorporation if it is required by law.
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We generally vote against proposals seeking to amend an article of incorporation if we judge that it is likely to infringe shareholder rights or damage shareholder value.
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We generally vote for transition to a company with three Committees.
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We decide how to vote on proposals seeking to relax or eliminate special resolution requirements, taking into account the rationale.
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We are concerned about retired directors assuming advisory, consulting, or other similar positions which could negatively impact on transparency and decision making of the Board of Directors. We generally vote against proposals seeking to create such a position.
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We generally vote for proposals seeking to authorize a company to hold virtual-only meetings, taking into account the impact on shareholder value and rights.
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We will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:

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meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting,
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safeguard and clear and comprehensive description as to how and when shareholders submit and ask questions either in advance of or during the meeting,
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disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions, and
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description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote on proposals during the time the polls are open.
(3) Change in a quorum for an annual general meeting (AGM)
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We decide how to vote on proposals concerning change in quorum for an AGM, taking into account the impact on shareholder value and rights, and so on.
11. Company Organization Change
(1) Change in a registered company name and address
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We decide how to vote on proposals seeking to change a registered company name, taking into account the impact on shareholder value, and so on.
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We generally vote for proposals seeking to change a registered address.
(2) Company reorganization
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We decide how to vote on proposals concerning the following company reorganization, taking into account their respective impacts on shareholder value and rights, the subject company’s financial conditions and business performance, and the sustainability of stock market listing or a going concern, and so on.
Mergers and acquisitions
Business transfers
Company split (spin-off)
Asset sale
Company sale
Liquidation
12. Proxy Fight
(1)
Proxy fight
●
We decide how to vote on proposals concerning the appointment of directors with opposition candidates, taking into account their independence, competence, anti-social activity records (if any), corporate governance practices and accountability of the candidates and business performance and anti-social activity records (if any) of the subject company, the proxy fight background, and so on.
(2)
Proxy context defense
●
Classified board
●
We generally vote against proposals seeking to introduce a classified board.
●
We generally vote for proposals seeking to set a director's term of one year.
●
Shareholder rights to remove a director

●
We generally vote against proposals seeking to tighten requirements for shareholders to remove a director.
●
Cumulative voting
●
We decide how to vote on proposals seeking to introduce cumulative voting for director appointments, taking into account the background, and so on.
●
We decide how to vote on proposals seeking to terminate cumulative voting for director appointment, taking into account the background, and so on.
13. Takeover Defense
We believe that management and shareholder interest is not always aligned. As such, we generally vote against the creation, amendment and renewal of takeover defense measures that we judge decrease shareholder value or infringes shareholder rights. We generally vote against the reappointment of directors if takeover defense measures are not part of proposals at an AGM but are regarded to decrease shareholder value or infringes shareholder rights.
●
Relaxing requirements to amend articles of incorporation and company policies
●
We decide how to vote on proposals seeking to relax requirements to amend articles of incorporation or company policies, taking into account the impact on shareholder value and rights, and so on.
●
Relaxing of requirements for merger approval
●
We decide how to vote on proposals seeking to relaxing requirements for merger approval, taking into account the impact on shareholder value and rights, and so on.
14. Environment, Social and Governance (ESG)
We support the United Nations Principles for Responsible Investment (UN PRI) and acknowledge that company’s ESG practices are an important factor in investment decision making. Thus, we consider voting against the reappointment of top executives and directors in charge if we judge that there is an issue that could significantly damage corporate value. We consider voting for proposals related to ESG materiality, including climate change or diversity, if we judge that such proposals contribute to preventing from damaging or expanding corporate value. If not, we consider voting against such proposals.
15. Disclosure
Disclosure and constructive dialogues based thereon are important in proxy voting and investment decision making. Furthermore, proactive disclosure and effective engagement are desirable as demand for ESG disclosure, including climate change, has been increasing, and the disclosure frameworks have been rapidly progressing.
●
We generally vote against proposals that lack sufficient disclosure to make proxy voting decisions.
●
We generally vote for proposals seeking to enhance disclosures if such information is beneficial to shareholders.
●
If a company’s financial and non-financial disclosures is significantly poor, and if the level of investor relations activities by management or people in charge is significantly low, we consider voting against the reappointment of top executives and directors in charge.
16. Conflict of Interest
We abstain from voting proxies of the following companies that are likely to have a conflict of interest. We also abstain from voting proxies with respect to the following investment trusts that are managed by us or Invesco group companies, as a conflict of interest may rise.
●
Companies and investment trusts that we abstain from voting proxies:

●
Invesco Ltd.
We have established the Conflict of Interest Management Policy. In the situation that may give rise to a conflict of interest, we aim to control it in the best interests of clients (investors) and beneficiaries. The Compliance department is responsible for governing company-wide control of a conflict of interest. The Compliance department is independent of the Investment and Sales departments and shall not receive any command or order for the matters compliant with the laws and regulations, including a conflict of interest, from the Investment and Sales departments.
Proxy voting and stewardship activities are reported to the Responsible Investment Committee. The Responsible Investment Committee approves them. Besides, the Compliance department reviews whether conflicts of interest are properly managed in proxy voting and then reports the results to the Conflict of Interest Oversight Committee. Furthermore, the results are reported to the Executive Committee in Tokyo and the Invesco Proxy Advisory Committee.
17. Shareholder Proposals
We vote on a case-by-case basis on shareholder proposals while we follow the Proxy Voting Guidelines in principle.
DISCLAIMER: The English version is a translation of the original in Japanese for information purposes only. In case of a discrepancy, the Japanese original will prevail. You can download the Japanese version from our website: http://www.invesco.co.jp/footer/proxy.html.
2092318-JP

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of February 28, 2026, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
●
Scott Baskind, Portfolio Manager, who has been responsible for the Trust since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.
●
Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.
●
Philip Yarrow, Portfolio Manager, who has been responsible for the Trust (or the predecessor Trust) since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the Exchange Act), (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 28, 2026 (unless otherwise noted):

Fund	Portfolio Managers	Dollar Range of Investments in the Fund
Invesco Senior Loan Fund
	Scott Baskind	None
	Thomas Ewald	None
	Philip Yarrow	None

Assets Managed
The following information is as of February 28, 2026 (unless otherwise noted):

Portfolio Manager(s)	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Senior Loan Fund
Scott Baskind	5	$10,038.0	11	$8,133.4	13	$2,884.7
Thomas Ewald	3	$5,385.9	3	$4,774.3	13	$2,884.7
Philip Yarrow	4	$5,711.9	3	$4,774.3	13	$2,884.7

Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
●
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
●
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
●
The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
●
The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance-based fee.
●
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing Fund and an affiliated underlying fund in which the investing Fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing Fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying Fund, potentially for a prolonged period of time, which may adversely affect the Fund.
The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each Sub-Adviser
The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance, revenues, enterprise expectations and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance and revenues) and non-quantitative factors (which may include, but are not limited to, enterprise expectations, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Sub-Adviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group or Market Index
Invesco Canada[2]
Invesco Management S.A.[2]
Invesco Hong Kong[2]
Invesco Asset Management[2]
Invesco Listed Real Assets Division[2]

Invesco Senior Secured[2,3]
Invesco Capital[2,4]	Not applicable

Invesco Japan	One-, Three- and Five-year performance

1 Rolling time periods are measured from October 1st to September 30th .
2 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
3 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
4 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards largely take the form of long-term awards (LTA) which consist of Fund Deferral (LTF) and Equity (LTE). Fund deferrals are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Equity awards are settled in Invesco Ltd. common shares. Deferred compensation awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

19(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

19(a)(2) Not applicable.

19(a)(3) Certifications of the Registrant’s PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

19(a)(4) Not applicable.

19(a)(5) Not applicable.

19(b) Certifications of Registrant’s PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Senior Loan Fund

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date: May 7, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date: May 7, 2026

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Principal Financial Officer

Date: May 7, 2026